Exhibit 10.3

THIRD AMENDMENT TO

CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Third Amendment”) dated as of August 27, 2013 is among GREEN PLAINS GRAIN COMPANY LLC, a Delaware limited liability company (“GPG”), GREEN PLAINS GRAIN COMPANY TN LLC, a Delaware limited liability company (“TN”), GREEN PLAINS ESSEX INC., an Iowa corporation (“Essex” and together with GPG and TN, the “Borrower”),  the Lenders party thereto and BNP PARIBAS, as Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, the Borrower, the Lenders, Sole Bookrunner, the Syndication Agent, the Administrative Agent, the Collateral Agent, the Swing Line Lender and the Issuing Lender are parties to a Credit Agreement dated as of October 28, 2011 (as amended, supplemented or otherwise modified from time to time prior to the Effective Date, the “Existing Credit Agreement” and, as amended by this Third Amendment, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the New Lender (as defined in Section 2 below) desires to become a Lender and to be bound by, and entitled to the benefits of, the provisions applicable to Lenders in the Credit Agreement and the other Loan Documents;

WHEREAS, the New Lender desires to replace ABN AMRO Capital USA LLC as the Documentation Agent; and

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement, and the parties hereto have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendments.

Upon the occurrence of the Effective Date (as defined in Section 3 below), the Existing Credit Agreement is hereby amended as follows:

(a) Section 1.1 is amended as follows:
(i) The definition of “Affiliate” is amended and restated in its entirety as follows:

““Affiliate”:  as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person.  For purposes of this definition, “control” of a Person (including, with its correlative meanings, “controlled by” and “under common control with”) means the power, directly or indirectly, either to (a) vote more than (i) with respect to BioProcess Algae LLC, a Delaware limited liability company, 35% or (ii) with respect to any other Person, 10%, of the securities or other equity interests having ordinary voting power for the election of directors (or managers) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.”

(ii) The definition of “Agent Fee Letter” is amended by deleting “August 19, 2011” and replacing it with “August 2, 2013”.
(iii) The definition of “Applicable Commitment Fee Rate” is amended by deleting “0.375%” and replacing it with “0.50%”.
(iv) The definition of “Applicable LC Fee Rate” is amended by deleting “3.00%” and replacing it with “3.25%”.
(v) The definition of “Applicable Margin” is amended and restated as follows:

“Applicable Margin”: on any date with respect to each Type of Loan, the applicable rate per annum set forth below:

Type	Revolving/Seasonal Line Loan Margin
Base Rate Loans	2.25%
LIBO Rate Loans	3.25%.

(vi) The definition of “Available Commitment” is amended and restated in its entirety as follows:

““Available Commitment”:  as to any Lender at any time, an amount equal to the excess, if any, of (a) the amount of such Lender’s Commitment at such time over (b) such Lender’s Commitment Percentage of the Aggregate Outstanding Extensions of Credit (other than Seasonal Line Loans) at such time.”

(vii) The definition of “Available Facility Amount” is inserted in its appropriate alphabetical place as follows:

““Available Facility Amount”: the product of Working Capital (as set forth on the most recently delivered written calculation thereof, whether in a compliance certificate in accordance with Section 7.2(b) or as required under Section 7.1(a), provided that if such compliance certificate or other calculation shall not have been delivered timely, Working Capital for purposes of this definition shall be as calculated by the Administrative Agent) multiplied by  6.25.”

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(viii) The definition of “Available Seasonal Line Commitment” is inserted in its appropriate alphabetical place as follows:

““Available Seasonal Line Commitment”: as to any Seasonal Line Lender at any time in respect of a Seasonal Line, an amount equal to the excess, if any, of (a) the amount of such Lender’s Seasonal Line Commitment at such time over (b) such Lender’s Seasonal Line Commitment Percentage of the aggregate Seasonal Line Loans outstanding at such time.”

(ix) The definition of “Borrowing Base” is amended as follows:
(A) Clause (ix) is amended and restated in its entirety as follows:

“85% of Eligible Affiliate Accounts Receivable; plus”

(B) Clauses (c), (e) and (f) of the paragraph at the end of the definition of Borrowing Base are amended and restated as follows:

“(c)  the aggregate amount of Eligible Net Unrealized Gain on Forward Contracts, after giving effect to the applicable advance rate, exceed an amount equal to thirty percent (30%) of the Borrowing Base at such time,”;

“(e)  the aggregate amount of Eligible Affiliate Accounts Receivable and Eligible Net Unrealized Gain on Forward Contracts in categories (ix) and (xi), after giving effect to the applicable advance rate, exceed $50,000,000 for all Affiliate counterparty exposure, and (f) the aggregate amount with respect to any counterparty included in categories (iv),  (v),  (ix) and (xi) exceed the applicable Counterparty Limit (such Counterparty Limits to be location specific in respect of clause (ix), in accordance with clause (i) of the proviso in the definition of Eligible Affiliate Account Receivable).”

(x) Clauses (c) and (d) of the definition of “Borrowing Base Report” are amended and restated as follows:

“(c) for Eligible Grain Inventory and Eligible Non-Grain Inventory, (I) a schedule of (A) warehouse receipts, (B) Inventory locations, (C) market value and Inventory quantities by location and type of product, and (D) Inventory in transit and (II) copies of recent USDA inspection reports (in form and substance satisfactory to the Administrative Agent);

(d) intentionally omitted;”

(xi) The definition of “Borrowing Date” is amended and restated in its entirety as follows:

““Borrowing Date”:  any Business Day specified in a notice pursuant to Section 2.2 as a date on which a Revolving Loan or Seasonal Line Loan requested by the Borrower is to be made.”

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(xii) The definition of “Class” is inserted in its appropriate alphabetical place as follows:

““Class”:  Lenders with Commitments shall be one Class and Lenders with Seasonal Line Commitments shall be a separate Class.”

(xiii) The definition of “Commitment Percentage” is amended by inserting  “(other than Seasonal Line Loans)” after each reference to “Loans” (but not, for the avoidance of doubt, after references to “Swing Line Loans”).

(xiv) The definition of “Credits Commitment” is amended by deleting “$195,000,000” and replacing it with “$20,000,000”.
(xv) Clause (j) of the definition of “Eligible Account Receivable” is amended and restated in its entirety as follows:

“(j) the Account Debtor of such Account Receivable (a) is not an Affiliate of the Borrower, and no officer or employee of such Account Debtor is an officer, employee, agent or other Affiliate of the Borrower, (b) purchased the goods giving rise to the relevant Account Receivable in an arm’s length bona fide transaction conducted in the ordinary course of business in compliance with all applicable laws, (c) is not determined by the Administrative Agent (in its sole discretion) to be uncreditworthy, provided, that the Administrative Agent shall deliver written notice to the Borrower promptly upon the determination that any Account Receivable is ineligible pursuant to this clause (c) and (d) is not in contractual default in respect of such Accounts Receivable or any other Indebtedness or obligation to the Borrower or any of its Subsidiaries, and the Borrower does not reasonably anticipate that any such other Indebtedness or other obligation or newly arising Indebtedness or other obligation of such Account Debtor, will not be paid when due;”.

(xvi) The definition of “Eligible Affiliate Account Receivable” is inserted in its appropriate alphabetical place as follows:

““Eligible Affiliate Account Receivable”: an Account Receivable which would qualify as an Eligible Account Receivable, but for the failure to comply with clause (j)(a) thereof, is owing from a Plant Entity and was generated at a plant location set forth in Section IV of Schedule 1.0H hereof,  provided that (i) the aggregate amount of Eligible Affiliate Accounts Receivable owing from each Plant Entity at any time which were generated at the applicable plant location set forth on Schedule 1.0H shall not exceed the applicable Counterparty Limit, (ii) such Account Receivable shall have a maximum due date of no more than five (5) days from the original invoice date for such Account Receivable, (iii) such Account Receivable shall have been outstanding for no more than seven (7) days from the original invoice date for such Account Receivable, (iv) if at any time, 25% or more of all Accounts Receivable owing by any Plant Entity to the Borrower are past due, all Accounts Receivable owing by such Plant Entity to the

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Borrower shall not be Eligible Affiliate Accounts Receivable, until such time that no Accounts Receivable owing by such Plant Entity to the Borrower are past due, (v) if any Plant Entity guarantees or otherwise provides credit support for Indebtedness (or other liabilities) of the Parent and/or any Affiliate of the Parent or such Plant Entity, in an aggregate principal amount (in respect of such Indebtedness or liabilities so guaranteed or otherwise credit supported) in excess of such Plant Entity’s Guaranty Limit, all Accounts Receivable owing by such Plant Entity to the Borrower shall not be Eligible Affiliate Accounts Receivable and (vi) if any one or a combination of Plant Entities guarantee or otherwise provide credit support for Indebtedness (or other liabilities) of the Parent and/or any Affiliate of the Parent or such Plant Entity, in an aggregate principal amount (in respect of such Indebtedness or liabilities so guaranteed or otherwise credit supported) in excess of $50,000,000, all Accounts Receivable owing to the Borrower by each such Plant Entity that has provided such guarantees or other credit support shall not be Eligible Affiliate Accounts Receivable.”

(xvii) The definition of “Eligible Net Unrealized Gain on Forward Contracts” is amended and restated in its entirety as follows:

““Eligible Net Unrealized Gain on Forward Contracts”:  as of any date of determination thereof (on a counterparty by counterparty basis), an amount equal to the lesser of (a) the net unrealized gain less unrealized losses that results from the Marked-to-Market Value as of such date of the Borrower’s aggregate Eligible Forward Contracts (with such counterparty) which have a maximum tenor of eighteen (18) months from such date and (b) the net unrealized gain less unrealized losses that results from the Marked-to-Market Value as of such date of the Borrower’s aggregate net Eligible Forward Contracts (with such counterparty) of any tenor, in each case, if such amount is a positive number; provided, that notwithstanding anything contained herein to the contrary: (x) the amount of Eligible Net Unrealized Gain on Forward Contracts with a single counterparty that is not an Approved Commodity Contract Counterparty (other than Plant Entities) shall not exceed $1,000,000, (y) the amount of Eligible Net Unrealized Gain on Forward Contracts with a single party that is an Approved Commodity Contract Counterparty or Plant Entity shall not exceed $5,000,000, or any larger amount approved by Required Lenders and (z) the amount of Eligible Net Unrealized Gain on Forward Contracts shall be reduced by all disputes, offsets, and any margin delivered or posted by such counterparty to or for the benefit of the Borrower.”

(xviii) The definition of “Fixed Charge Coverage Ratio” is amended and restated as follows:

““Fixed Charge Coverage Ratio”:  (a)(i) the sum of EBITDA, plus cash equity investments received by Borrower from Parent,  net of any and all dividends and distributions made by the Borrower to the Parent, during such period, minus (ii) the sum of maintenance Capital Expenditures and actual Interest Expense of working capital financings, divided by (b) the sum of actual scheduled principal payments made on Long-Term Indebtedness plus actual Interest Expenses on Long-Term Indebtedness incurred during any period, as shown on the combined financial statements of the Borrower.”

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(xix) The definition of “Guaranty Limit” is inserted in its appropriate alphabetical place as follows:

““Guaranty Limit”: with respect to each Plant Entity set forth below, the applicable Guaranty Limit set forth opposite it below:

Plant Entity	Guaranty Limit
Green Plains Bluffton LLC	$10,000,000
Green Plains Central City LLC	$10,000,000
Green Plains Holdings II LLC	$10,000,000
Green Plains Obion LLC	$10,000,000
Green Plains Ord LLC	$3,000,000
Green Plains Otter Tail LLC	$3,000,000
Green Plains Shenandoah LLC	$10,000,000
Green Plains Superior LLC	$10,000,000
Green Plains Atkinson LLC	$3,000,000”

(xx) The definition of “Interest Period” is amended and restated in its entirety as follows:

““Interest Period”:  with respect to any LIBO Rate Loan:

(a)          initially, the period commencing on the Borrowing Date or Conversion date, as the case may be, with respect to such LIBO Rate Loan and ending one, two, three, or (other than with respect to Seasonal Line Loans) six months thereafter, as selected by the Borrower in its irrevocable Notice of Borrowing or Notice of Continuation/Conversion, as the case may be, given with respect thereto; and

(b)          thereafter, each period commencing on the last day of the immediately preceding Interest Period applicable to such LIBO Rate Loan and ending one, two, three, or (other than with respect to Seasonal Line Loans) six months thereafter, as selected by the Borrower by delivery of an irrevocable Notice of Continuation/Conversion to the Administrative Agent not less than three (3) Business Days prior to the last day of the then current Interest Period with respect thereto;

provided, that all of the foregoing provisions relating to Interest Periods are subject to the following:

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(i)            if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

(ii)           no Interest Period shall extend beyond the Termination Date or, in respect of Seasonal Line Loans, the earlier of the Termination Date and the last day of the applicable Seasonal Line Commitment Period; and

(iii)          any Interest Period of one month or more that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the applicable calendar month.”

(xxi) The definition of “LC Participants” is amended and restated in its entirety as follows:

““LC Participants”:  with respect to any Credit, the collective reference to all of the Lenders with Commitments, other than the Issuing Lender thereof.”

(xxii) The definition of “Lenders” is hereby amended by adding the following at the end thereof:

“For the avoidance of doubt, Lenders includes Seasonal Line Lenders.”

(xxiii) The definition of “Loan” is amended and restated in its entirety as follows:

““Loan”: means any Revolving Loan, Seasonal Line Loan and any Swing Line Loan.”

(xxiv) The definition of “Loan Documents” is amended by deleting the phrase “the Term Intercreditor Agreement,” therefrom.
(xxv) The definition of “Long-Term Indebtedness” is inserted in its appropriate alphabetical place as follows:

“Long-Term Indebtedness”: all Indebtedness in respect of which the original maturity date is one year or more after the date of incurrence thereof, or which is otherwise classified as long-term debt on the consolidated balance sheet of the Borrower, in accordance with GAAP.”

(xxvi) The definition of “Plant Entities” is inserted in its appropriate alphabetical place as follows:

““Plant Entities”: each of the entities set forth in Section IV of Schedule 1.0H hereto.”

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(xxvii) The definition of “Required Lenders” is amended and restated in its entirety as follows:

““Required Lenders”:  at any time, Lenders that hold Commitment Percentages and Seasonal Line Commitment Percentages (for purposes of this definition, both based on the sum of the Total Commitment plus the aggregate Seasonal Line Commitments) which aggregate more than fifty percent (50%), provided, that if any Lender shall be a Defaulting Lender at such time, then such Defaulting Lender’s Commitment and Seasonal Line Commitment shall be excluded from the determination of Required Lenders for so long as such Lender is a Defaulting Lender,  provided further that for purposes of Section 3.8, the calculation of Required Lenders shall not include the Seasonal Line Commitment Percentages.”

(xxviii) The definitions of “Requested Seasonal Line Effective Date”, “Seasonal Line”, “Seasonal Line Commitment”, “Seasonal Line Commitment Amount”, “Seasonal Line Commitment Percentage”, “Seasonal Line Commitment Period”, “Seasonal Line Lender” and “Seasonal Line Loans” are inserted in their appropriate alphabetical places as follows:

““Requested Seasonal Line Effective Date”: as defined in Section 4.1(c).

“Seasonal Line”: as defined in Section 4.1(c).

“Seasonal Line Commitment”: as defined in Section 4.1(c).

“Seasonal Line Commitment Amount”: as defined in Section 4.1(c).

“Seasonal Line Commitment Percentage”: as to any Seasonal Line Lender in respect of a Seasonal Line at any time, the percentage which such Seasonal Line Lender’s Seasonal Line Commitment then constitutes of the aggregate Seasonal Line Commitments in respect of such Seasonal Line (or, at any time after the applicable Seasonal Line Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Seasonal Line Lender’s Seasonal Line Loans under such Seasonal Line then outstanding constitutes of the aggregate principal amount of all Seasonal Line Loans under such Seasonal Line then outstanding).

 “Seasonal Line Commitment Period”:  in respect of any Seasonal Line, the period from and after the Requested Seasonal Line Effective Date through and including the earlier of the date that is 90 days thereafter or the Termination Date.”

“Seasonal Line Lender”: as defined in Section 4.1(c).

“Seasonal Line Loans”: as defined in Section 4.1(c).”

(xxix) The definition of “Termination Date” is amended and restated in its entirety as follows:

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““Termination Date”:  August 26, 2016 or, if such date shall not be a Business Day, the immediately preceding Business Day.”

(xxx) The definition of “Total Commitment” is amended and restated in its entirety as follows:

““Total Commitment”:  the total aggregate amount of all Commitments of all Lenders, as it may be reduced or increased in accordance with Section 4.1(a) and Section 4.1(b).  The Total Commitment on August 27, 2013 is $125,000,000.”

(xxxi) The definitions of “Eligible Prepayments to Suppliers”, “Term Credit Agreement”, “Term Intercreditor Agreement” and “Term Lender” are hereby deleted in their entirety.
(b) Section 2.1(a) is amended and restated in its entirety as follows:

“(a) Subject to the terms and conditions hereof, each Lender severally agrees to make revolving credit loans (“Revolving Loans”) to the Borrower from time to time during the Commitment Period in an aggregate principal amount at any one time outstanding not to exceed such Lender’s Commitment minus the sum of (a) its Commitment Percentage of all LC Obligations at such time and (b) its Commitment Percentage of all Swing Line Loans outstanding at such time; provided, that after giving effect to any borrowing of Revolving Loans, (A) the Aggregate Outstanding Extensions of Credit shall not exceed the lesser of (i) the Borrowing Base at such time, (ii) the sum of the Total Commitment plus the aggregate Seasonal Line Commitments at such time and (iii) the Available Facility Amount at such time, (B) the Aggregate Outstanding Extensions of Credit (other than Seasonal Line Loans) shall not exceed the Total Commitment at such time, and (C) such Lender’s Commitment Percentage of the Aggregate Outstanding Extensions of Credit (other than Seasonal Line Loans) shall not exceed its Commitment at such time.”

(c) Section 2.2 is amended and restated in its entirety as follows:

“2.2  Procedure for Borrowing.

(a)Each borrowing of Revolving Loans and Seasonal Line Loans shall be made upon the Borrower’s irrevocable written request delivered to the Administrative Agent in the form of a Notice of Borrowing, which notice must be received by the Administrative Agent prior to 2:00 p.m. (New York City time) (i) in the case of a Base Rate Loan, on the date that is one Business Day prior to the requested Borrowing Date, and (ii) in the case of a LIBO Rate Loan, on the date which is three (3) Business Days prior to the requested Borrowing Date, specifying:

(i)the amount to be borrowed;

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(ii)the requested Borrowing Date;

(iii)the date the principal of such Revolving Loan or Seasonal Line Loan is due;

(iv)whether the borrowing is to be a LIBO Rate Loan, a Base Rate Loan or a combination thereof; and

(v)if the borrowing is to be entirely or partly of LIBO Rate Loans, the respective amounts of each such Type of Loan and the respective lengths of the initial Interest Periods therefor.

(b)The Administrative Agent will promptly notify each Lender of its receipt of any Notice of Borrowing and of the amount of such Lender’s Commitment Percentage or Seasonal Line Commitment Percentage, as applicable, of such borrowing, and shall deliver such other information contained therein as any Lender may request.

(c)(i) Each borrowing of Revolving Loans under the Commitments shall be in an amount equal to (x) in the case of Base Rate Loans, $250,000 or an integral multiple of $100,000 in excess thereof (or, if the then Available Commitments or the amount available hereunder for Loans are less than $250,000, such lesser amount) and (y) in the case of LIBO Rate Loans, $1,000,000 or an integral multiple of $500,000 in excess thereof.

(ii)Each borrowing of Seasonal Line Loans under the Seasonal Line Commitments shall be in an amount equal to (x) in the case of Base Rate Loans, $250,000 or an integral multiple of $100,000 in excess thereof (or, if the then Available Seasonal Line Commitments in respect of a Seasonal Line are less than $250,000, such lesser amount for such Seasonal Line) and (y) in the case of LIBO Rate Loans, $1,000,000 or an integral multiple of $500,000 in excess thereof.

(d)Subject to Section 6.2, as applicable, each Lender shall make the amount of its Commitment Percentage or Seasonal Line Commitment Percentage, as applicable, of such Loan available to the Administrative Agent for the account of the Borrower at the Administrative Agent’s office specified in Section 11.2 prior to 11:00 a.m., New York City time, on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent.  Such borrowing shall then be made available to the Borrower by the Administrative Agent by wire transfer to the account of the Borrower set forth on Schedule 2.2 (or such other accounts as may be notified in writing by the Borrower to the Administrative Agent from time to time) in like funds as received by the Administrative Agent.”

(d) Section 2.3(a) is amended and restated in its entirety as follows:

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“(a) Subject to the terms and conditions hereof, the Swing Line Lender agrees to make a portion of the credit under this Agreement available to the Borrower by making swing line loans in United States Dollars (individually, a “Swing Line Loan” and collectively, the “Swing Line Loans”) to the Borrower from time to time during the Commitment Period in an aggregate principal amount at any one time outstanding not to exceed the Swing Line Commitment; provided, that no such Swing Line Loan shall be made if, after giving effect thereto, (i) the Aggregate Outstanding Extensions of Credit (other than Seasonal Line Loans) would exceed the Total Commitment or (ii) the Aggregate Outstanding Extensions of Credit would exceed the lesser of (i) the Borrowing Base at such time, (ii) the sum of the Total Commitment plus the aggregate Seasonal Line Commitments at such time and (iii) the Available Facility Amount at such time;  provided,  further that no Swing Line Loan shall be used to refinance an outstanding Swing Line Loan.”

(e) Section 2.3(i) is amended by inserting “(other than Seasonal Line Loans)” after the first and third references to “Base Rate Loans”.
(f) Section 3.1(a) is amended and restated in its entirety as follows:

“(a) Subject to the terms and conditions hereof, each Issuing Lender severally agrees to issue, amend and extend letters of credit (“Letters of Credit”) for the account of the Borrower from time to time during the Commitment Period, at the request of the Borrower in accordance with Section 3.3, in an aggregate face amount at any one time outstanding not to exceed the Total Commitment minus the Aggregate Outstanding Extensions of Credit (other than Seasonal Line Loans) at such time; provided, that after giving effect to any Letter of Credit or amendment or extension thereto requested by the Borrower, (i) the Aggregate Outstanding Extensions of Credit shall not exceed the lesser of (x)  the Borrowing Base at such time, (y)  the sum of the Total Commitment plus the aggregate Seasonal Line Commitments at such time and (z) the Available Facility Amount at such time, (ii) the Aggregate Outstanding Extensions of Credit (other than Seasonal Line Loans) shall not exceed the Total Commitment at such time, (iii) the aggregate outstanding amount of LC Obligations shall not exceed the Credits Commitment at such time, (iv) no Lender’s Commitment Percentage of the Aggregate Outstanding Extensions of Credit (other than Seasonal Line Loans) shall exceed its Commitment at such time, and (v) Section 3.2 shall not be contravened.”

(g) The title of Section 4.1, and Section 4.1(a) are amended and restated in their entirety as follows:

“4.1  Increase, Reduction and Termination of Commitments; Seasonal Lines.

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(a) Reduction or Termination of Commitments.  The Borrower shall have the right, upon not less than five Business Days’ notice to the Administrative Agent, to terminate the Commitments or, from time to time, to reduce the amount of the Commitments; provided, that no such termination or reduction shall be permitted if, after giving effect thereto and to any prepayments of the Loans made on the effective date thereof, the Aggregate Outstanding Extensions of Credit (other than Seasonal Line Loans) would exceed the Total Commitment then in effect.  Any such reduction shall be in an amount equal to $1,000,000 or an integral multiple of $500,000 in excess thereof and shall reduce permanently the Commitments then in effect.”

(h) Section 4.1(b) is amended by (i) deleting “$55,000,000” and replacing it with “$75,000,000” and (ii) deleting in clause (i) “thirty (30)” and replacing it with “forty-five (45)”.
(i) New Section 4.1(c) is inserted after Section 4.1(b) as follows:

“(c)Seasonal Line.  The Borrower may request additional commitments (the “Seasonal Line Commitments”) with a tenor of ninety (90) days to be available for Seasonal Line Loans, with the consent of the Administrative Agent, the Collateral Agent and the Seasonal Line Lenders, at any time prior to the Termination Date, in an aggregate principal amount of up to $50,000,000 at any one time (each, a “Seasonal Line”) as follows:

(i)Not more than forty-five (45) and not less than fifteen (15)  days prior to the proposed effective date of such Seasonal Line Commitments, the Borrower may make a written request therefor to the Administrative Agent, who shall forward a copy of any such request to each of the Lenders.  Each request by the Borrower pursuant to the immediately preceding sentence shall (x) specify a proposed effective date of such Seasonal Line Commitments (the “Requested Seasonal Line Effective Date”), (y) specify the aggregate amount of the requested Seasonal Line (the “Seasonal Line Commitment Amount”) which shall not be less than $25,000,000,  provided that if two Seasonal Lines run concurrently (at any time), the second Seasonal Line shall not be less than $10,000,000, and (z) constitute an invitation to each Lender to provide a Seasonal Line Commitment.

(ii)Each Lender, acting it its sole discretion and with no obligation to provide a Seasonal Line Commitment pursuant to this Section 4.1(c), shall by written notice to the Borrower and the Administrative Agent advise the Borrower and the Administrative Agent whether or not such Lender agrees to all or any portion of such Seasonal Line.  Any such Lender may, in its sole discretion, participate or decline to participate in each Seasonal Line.  Promptly following the receipt of such

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acceptances or declinations, the Administrative Agent shall notify the Borrower of the results of such request to the Lenders.

(iii)If the aggregate amount of the Seasonal Line Commitments agreed to by the Lenders in accordance with clause (ii) of this Section 4.1(c) shall be less than the Seasonal Line Commitment Amount, the Borrower and the Administrative Agent (subject to the approval of the Agents) may offer to such additional Persons as may be agreed by the Borrower and the Administrative Agent (“New Seasonal Line Lenders”) the opportunity to make available such amount of Seasonal Line Commitments as may be required so that the aggregate Seasonal Line Commitments from the existing Lenders and Seasonal Line Commitments by the New Seasonal Line Lenders shall equal the Seasonal Line Commitment Amount. The effectiveness of all Seasonal Line Commitments are subject to the satisfaction of the following conditions: (A) each then existing Lender that so elects to participate in the Seasonal Line (the “Existing Seasonal Line Lenders”, and together with the New Seasonal Line Lenders, the “Seasonal Line Lenders”), each Seasonal Line Lender, the Administrative Agent and the Borrower shall have executed and delivered an agreement, substantially in the form of Exhibit E-1 (a “Seasonal Line Agreement”); (B) any fees and other amounts (including, without limitation, pursuant to Section 11.5) payable by the Borrower in connection with such Seasonal Line (including, without limitation, any upfront fees) shall have been paid; (C) any other amounts then due hereunder shall have been paid and (D) delivery of a certificate of a Responsible Officer of the Borrower as to the matters set forth in Section 6.2(b),  Section 6.2(c), and Section 6.2(d).

(iv)Upon the Requested Seasonal Line Effective Date, Schedule 1.0 of the Seasonal Line Agreement, which shall reflect the Seasonal Line Commitments and Seasonal Line Commitment Percentages of the Seasonal Line Lenders at such time, shall be deemed added to Schedule 1.0B hereto without any further action or consent of any party.  The Administrative Agent shall cause a copy of such revised Schedule 1.0B to be available to the Lenders.

(v)On the last day of the Seasonal Line Commitment Period for each Seasonal Line,  the applicable Seasonal Line Commitments shall terminate and all Seasonal Line Loans under such Seasonal Line shall be repaid in full.

(vi)Notwithstanding anything to the contrary contained in this Agreement, no Revolving Loans shall be voluntarily repaid at any time when Seasonal Line Loans are outstanding. Any such voluntary repayments shall be applied to repay Seasonal Line Loans, pro rata.

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(vii)There shall not be more than two Seasonal Lines in any twelve (12) month period.

(viii)Seasonal Line Loans shall be denominated only in United States Dollars.  Seasonal Line Loans may from time to time be (A) LIBO Rate Loans, (B) Base Rate Loans, or (C) a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with Section 2.2 and Section 4.4.  No Seasonal Line Loan shall be made as a LIBO Rate Loan after the day that is one (1) month prior to the last day of the applicable Seasonal Line Commitment Period.

(ix)During the applicable Seasonal Line Commitment Period, the Borrower may borrow, prepay the Seasonal Line Loans in whole or in part, and reborrow, all in accordance with the terms and conditions hereof.

(x)After giving effect to each Seasonal Line, the sum of the Total Commitment plus the aggregate amount of Seasonal Line Commitments shall not exceed $250,000,000.

(xi)Seasonal Line Loans shall not be requested or borrowed at any time when Revolving Loans shall be available in accordance with Section 2.1.

(xii)The Borrower agrees to pay the Administrative Agent for the account of each Seasonal Line Lender a commitment fee for the period from and including the first day of the applicable Seasonal Line Commitment Period through but not including the last day of such Seasonal Line Commitment Period, computed at a rate equal to 0.375% on the average daily amount equal to the Seasonal Line Commitment of such Seasonal Line Lender minus such Lender’s Seasonal Line Commitment Percentage of the aggregate principal amount of outstanding Seasonal Line Loans during the period for which payment is made, payable monthly in arrears on the last Business Day of each month (or, if such day is not a Business Day, the next succeeding Business Day) and the last day of such Seasonal Line Commitment Period, commencing on the first of such dates to occur after the first day of the applicable Seasonal Line Commitment Period.

(xiii)Subject to the terms and conditions hereof, each Seasonal Line Lender in respect of a Seasonal Line severally agrees to make revolving credit loans (“Seasonal Line Loans”) to the Borrower from time to time during the applicable Seasonal Line Commitment Period in an aggregate principal amount at any one time outstanding not to exceed such Seasonal Line Lender’s Seasonal Line Commitment, provided that in no event shall any Seasonal Line Loans be made if after giving effect thereto, (A) the Aggregate Outstanding Extensions of Credit shall exceed the lesser of (i) the Borrowing Base at such time, (ii) the sum of the Total

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Commitment plus the aggregate Seasonal Line Commitments at such time and (iii) the Available Facility Amount at such time  or (B) any Seasonal Line Lender’s Seasonal Line Commitment Percentage of the aggregate principal amount of Seasonal Line Loans under a Seasonal Line shall exceed its Seasonal Line Commitment under such Seasonal Line at such time.

(xiv)Once a Seasonal Line has become effective, the Borrower may not terminate or reduce the Seasonal Line Commitments thereunder prior to the last day of the applicable Seasonal Line Commitment Period.

(j) Section 4.2 is amended and restated in its entirety as follows:

“4.2  Commitment Fee.

The Borrower agrees to pay the Administrative Agent for the account of each Lender a commitment fee for the period from and including the first day of the Commitment Period to but not including the Termination Date, computed at the Applicable Commitment Fee Rate on the average daily amount equal to the Commitment of such Lender minus such Lender’s Commitment Percentage of the Aggregate Outstanding Extensions of Credit (excluding the aggregate principal amount of Swing Line Loans and Seasonal Line Loans) during the period for which payment is made, payable monthly in arrears on the last Business Day of each month (or, if such day is not a Business Day, the next succeeding Business Day) and the Termination Date, commencing on the first of such dates to occur after the date hereof.”

(k) Section 4.3(d) is amended by inserting “and each Seasonal Line Loan” after “Revolving Loan”.

(l) Section 4.4(a) is amended by deleting the proviso to the final sentence thereof and replacing it as follows:  “provided, that no Base Rate Loan may be Converted into a LIBO Rate Loan after the date that is (x) one month prior to the Termination Date or (y) in respect of Seasonal Line Loans, one month prior to the last day of the applicable Seasonal Line Commitment Period.”

(m) Section 4.6(a) is amended by inserting “, Seasonal Line Loans” after “Revolving Loans”.
(n) Section 4.6(c) is amended by inserting “and Seasonal Line Commitments” after “Commitment”.
(o) Section 4.6(e) is amended by inserting “or Exhibit G-1, as applicable” after “Exhibit G”.
(p) Section 4.8 is amended and restated in its entirety as follows:

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“(a) Subject to Section 4.15, if at any time: (i) the Aggregate Outstanding Extensions of Credit exceed the lesser of (x) the Borrowing Base at such time, (y) the sum of the Total Commitment plus the aggregate Seasonal Line Commitments at such time and (z) the Available Facility Amount at such time, then the Borrower shall, within two (2) Business Days after the occurrence thereof, prepay the Loans and/or Cash Collateralize Credits in an amount so that after giving effect to any such action, the Aggregate Outstanding Extensions of Credit do not exceed the lesser of (x) the Borrowing Base at such time, (y) the sum of the Total Commitment plus the aggregate Seasonal Line Commitments at such time and (z) the Available Facility Amount at such time, (ii) the Aggregate Outstanding Extensions of Credit (other than Seasonal Line Loans) exceed the Total Commitments at such time then the Borrower shall, within two (2) Business Days after the occurrence thereof, prepay the Revolving Loans and/or Cash Collateralize Credits in an amount so that after giving effect to any such action, the Aggregate Outstanding Extensions of Credit (other than Seasonal Line Loans) do not exceed the Total Commitment at such time; or (iii) the aggregate principal amount of Seasonal Line Loans under a Seasonal Line exceeds the applicable Seasonal Line Commitments at such time then the Borrower shall, within two (2) Business Days after the occurrence thereof, prepay the Seasonal Line Loans in an amount so that after giving effect to any such action, the aggregate principal amount of Seasonal Line Loans do not exceed the applicable Seasonal Line Commitments at such time.

(b) Each prepayment of Loans under Section 4.8(a) shall be applied first to Swing Line Loans, second to Seasonal Line Loans (as applicable) and third to Revolving Loans.”

(q) Section 4.11(a) is amended and restated in its entirety as follows:

“(a)(i) Each borrowing of Revolving Loans hereunder, each participation in Swing Line Loans, each participation in Credits, each reduction of the Total Commitment and each payment of the fees under Section 3.4(a) and Section 4.2 shall be made pro rata according to the respective Commitment Percentages of the Lenders.  Each payment (including each prepayment) by the Borrower on account of principal of and interest on the Revolving Loans and Reimbursement Obligations shall be made pro rata according to the respective outstanding principal amounts of the Revolving Loans and Reimbursement Obligations (or participations therein) then held by the Lenders, but principal payments shall be applied first to Reimbursement Obligations, second to Base Rate Loans, and third to LIBO Rate Loans.

(ii) Each borrowing of Seasonal Line Loans under a Seasonal Line hereunder and each payment of the fees under Section 4.1(c) in respect of a Seasonal Line shall be made pro rata according to the respective

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Seasonal Line Commitment Percentages of the applicable Seasonal Line Lenders under such Seasonal Line.  Each payment (including each prepayment) by the Borrower on account of principal of and interest on the Seasonal Line Loans under a Seasonal Line shall be made pro rata according to the respective outstanding principal amounts of the Seasonal Line Loans under such Seasonal Line then held by the applicable Seasonal Line Lenders, but principal payments shall be applied first to Base Rate Loans, and second to LIBO Rate Loans.”

(r) Section 4.11(c) is amended by inserting after each reference to “Commitment Percentage” the following “or Seasonal Line Commitment Percentage, as applicable,”.
(s) Section 4.13(b) is amended by inserting after each reference to “capital adequacy” the following “or liquidity”.
(t) Section 4.15 is amended and restated in its entirety as follows:

“The Borrower agrees to indemnify each Lender (and solely with respect to subsection (a) below, each prospective New Seasonal Line Lender) and to hold each Lender (and solely with respect to subsection (a) below, each prospective New Seasonal Line Lender) harmless from any actual loss or expense (including, without limitation, any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender or prospective New Seasonal Line Lender) which such Lender (and solely with respect to subsection (a) below, each prospective New Seasonal Line Lender) may sustain or incur resulting from (a) any failure by the Borrower in making a borrowing of, Conversion into or Continuation of LIBO Rate Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, including, without limitation, LIBO Rate Loans that are Seasonal Line Loans that have been requested prior to the effectiveness of the applicable Seasonal Line Commitment Period, (b) any failure by the Borrower in making any prepayment after the Borrower has given a notice thereof in accordance with the provisions of this Agreement, or (c) the making of a payment or prepayment of LIBO Rate Loans (whether optional or mandatory, whether from proceeds of Collateral or otherwise) on a day which is not the last day of an Interest Period with respect thereto. A certificate as to any amounts payable pursuant to this Section 4.15 submitted to the Borrower by any Lender shall be presumptively correct in the absence of manifest error.  This covenant shall survive the termination of this Agreement and the payment of the Loans, Reimbursement Obligations and all other amounts payable hereunder.”

(u) Sections 4.17(a) and (b) are amended by inserting “and its Seasonal Line Commitment, if any” after “Commitment”.

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(v) Section 4.17(c)(i) is amended and restated in its entirety as follows:

“(i) Fees pursuant to Section 4.2 shall cease to accrue on such Defaulting Lender’s unused Commitment until such time as such Lender is no longer a Defaulting Lender, at which time fees pursuant to Section 4.2 shall resume to accrue and be payable in accordance with Section 4.2.   Fees pursuant to Section 4.1(c)(xiii) shall cease to accrue on such Defaulting Lender’s unused Seasonal Line Commitments until such time as such Lender is no longer a Defaulting Lender, at which time fees pursuant to Section 4.1(c)(xiii) shall resume to accrue and be payable in accordance with Section 4.1(c)(xiii).”

(w) Section 4.17(d) is amended by inserting after “Commitment Percentage” the following “or Seasonal Line Commitment Percentage, as applicable,”.

(x) Section 4.17(e) is amended by inserting after each reference to “Commitments” the following “,  Seasonal Line Commitments” and inserting after “Commitment Percentage”,  “and Seasonal Line Commitment Percentage, as applicable,”.

(y) New Section 5.25 is inserted after Section 5.24 as follows:

“5.25  Plant Entities.  (a) No Accounts Receivable owing by Plant Entities are outstanding for more than seven (7) days past the original invoice date of such Accounts Receivable.

(b)  (i) No Plant Entity has guaranteed or otherwise provided credit support for Indebtedness (or other liabilities) of the Parent and/or any Affiliate of the Parent or such Plant Entity in an aggregate principal amount (in respect of such Indebtedness or liabilities so guaranteed or otherwise credit supported) greater than its Guaranty Limit and (ii) no Plant Entity or combination of Plant Entities have guaranteed or otherwise provided credit support for Indebtedness (or other liabilities) of the Parent and/or any Affiliate of the Parent or such Plant Entity in an aggregate principal amount (in respect of such Indebtedness or liabilities so guaranteed or otherwise credit supported) greater than $50,000,000.”

(z) Section 6.1(a)(ii) is amended and restated in its entirety as follows:

“(ii)  intentionally omitted;”

(aa) Section 6.1(b) is amended and restated in its entirety as follows:

“(b)  Intentionally Omitted.”

(bb) Section 6.2(e) is amended and restated as follows:

“(e) Borrowing Availability.  (i) The Aggregate Outstanding Extensions of Credit (other than Seasonal Line Loans), after giving effect to such

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Extension of Credit requested to be made on such date, shall not exceed the Total Commitment at such time, (ii) the Aggregate Outstanding Extensions of Credit, after giving effect to such Extension of Credit requested to be made on such date, shall not exceed the lesser of (x) the Borrowing Base at such time, (y) the sum of the Total Commitment plus the aggregate Seasonal Line Commitments at such time and (z) the Available Facility Amount at such time and (iii) the aggregate principal amount of Seasonal Line Loans under a Seasonal Line after giving effect to such Seasonal Line Loans requested to be made on such date, shall not exceed the applicable Seasonal Line Commitments at such time.”

(cc) The lead-in language in Section 7 is amended by inserting “or Seasonal Line Commitments” after “Commitments”.

(dd) Section 7.1(a) is amended by inserting the following at the end thereof (before the “;”):  “, along with a detailed written calculation of Working Capital of the Borrower as at the end of such fiscal month (in form and substance satisfactory to the Administrative Agent)”.

(ee) Section 7.1(b) is amended by inserting after “each fiscal quarter of the Parent” the following: “(other than the fourth fiscal quarter)”.
(ff) Section 7.2(c) is amended and restated in its entirety as follows:

“(c)as soon as available, but in any event within ten (10) Business Days after the fifteenth (15th) and last day of each month, a Borrowing Base Report dated as of the close of business on such fifteenth (15th) and last day of each month (as applicable) (provided, that if such day is not a Business Day, such Borrowing Base Report shall be as of the Business Day preceding such fifteenth (15th) or last day of each month), showing the Borrowing Base and the Aggregate Outstanding Extensions of Credit as of the close of business on such date, provided, that in the event (x) the Borrowing Base is less than or equal to $80,000,000 and the sum of the Available Commitment plus the Available Seasonal Line Commitment equals less than five percent (5%) of the sum of the Total Commitment plus the aggregate Seasonal Line Commitments then in effect (in each case as determined on the date of the most recent Borrowing Base Report), the Borrowing Base Report shall be delivered within five (5) Business Days after the end of each week, or (y) the Borrowing Base is greater than $80,000,000 and the sum of the Available Commitment plus the Available Seasonal Line Commitment equals less than ten percent (10%) of the sum of the Total Commitment plus the aggregate Seasonal Line Commitments then in effect (in each case as determined on the date of the most recent Borrowing Base Report), the Borrowing Base Report shall be delivered within five (5) Business Days after the end of each week,  provided further, that if a Borrowing Base Report delivered pursuant to clause (x) or clause (y) above evidences that neither clause (x) nor clause (y) remains

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applicable, a Borrowing Base Report that is then required to be delivered under this clause (c) (before giving effect to the provisos herein) within seven (7) days after the date of delivery of such Borrowing Base Report under such clause (x) or clause (y), shall not be required to be delivered;”

(gg) Section 7.16 is amended and restated in its entirety as follows:

“7.16   Intentionally omitted.”

(hh) The lead-in language in Section 8 is amended by inserting “or Seasonal Line Commitments” after “Commitments”.
(ii) Section 8.1(g) and (i) are amended and restated in their entirety as follows:

“(g) Long-Term Indebtedness of the Borrower incurred in connection with the financing (including any refinancing) by the Borrower of its Capital Expenditures, equipment, or other fixed assets, so long as before and after giving effect thereto the Borrower shall be in compliance with Section 8.17(f);”; and

“(i)  intentionally omitted.”

(jj) Section 8.2(k) is amended and restated in its entirety as follows:

“(k)intentionally omitted; and”

(kk) Section 8.4 is amended and restated in its entirety as follows:

“8.4   Limitation on Fundamental Changes.

Enter into any merger or consolidation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or Convey all or substantially all of its property, business or assets, provided that Green Plains Essex Inc., an Iowa corporation (“Essex”) may merge with and into Green Plains Grain Company LLC,  a Delaware limited liability company (“GPG”), so long as contemporaneously with the effectiveness thereof, GPG shall have delivered to the Administrative Agent (i) an agreement (in form and substance satisfactory to the Administrative Agent) under which GPG assumes all Obligations of Essex under this Agreement and the other Loan Documents and re-affirms the grant of Liens by GPG to the Collateral Agent in all of its personal property (including, without limitation, the assets acquired from Essex), (ii) a  legal opinion of counsel to GPG (in form and substance satisfactory to the Administrative Agent) opining as to, among other things, the effectiveness of the merger, the assumption by GPG of the obligations (including, without limitation, the Obligations) of Essex, the validity of the Liens granted by GPG over its assets (including, without limitation, the assets acquired from Essex) and such other matters as the Required Lenders shall request and (iii) such

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other documentation (in form and substance satisfactory to the Required Lenders) as shall be requested by the Required Lenders.”

(ll) Section 8.6 is amended and restated in its entirety as follows:

“8.6  Limitation on Restricted Payments.

Declare or pay any dividend or distribution (other than dividends or distributions payable solely in common stock or common membership interests of the Borrower or any Subsidiary) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Capital Securities of the Borrower or any Subsidiary or any warrants or options to purchase any such Capital Securities, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Borrower or any Subsidiary, or enter into any derivative or other transaction with any financial institution, commodities or stock exchange or clearinghouse (a “Derivatives Counterparty”) obligating the Borrower or any Subsidiary to make payments to such Derivatives Counterparty as a result of any change in market value of any such Capital Securities (such declarations, dividends, payments, setting apart, purchases, redemptions, defeasances, retirements, acquisitions and distributions, and such transactions with any Derivatives Counterparties, being herein called “Restricted Payments”); provided, that (a) any Subsidiary may make Restricted Payments to the Borrower and (b) during any Fiscal Year, (I) Restricted Payments by the Borrower to the Parent may be made to return temporary Investments (in the same form received) made by the Parent in the Borrower for the purpose of satisfying Section 8.17(c) so long as (i) before and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing and no mandatory prepayment under Section 4.8 is then required, and (ii) the Borrower shall have delivered to the Administrative Agent a certificate in the form of Exhibit B certified by a Responsible Officer, showing that after giving effect thereto the Borrower shall be in compliance with the covenants in Section 8.17 and (II) any other Restricted Payments may be made so long as (i) the aggregate amount of all Restricted Payments in such Fiscal Year does not exceed fifty percent (50%) of the pre-tax Net Income of the Borrower during the preceding Fiscal Year, (ii) before and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing and no mandatory prepayment under Section 4.8 is then required, and (iii) the Borrower shall have delivered to the Administrative Agent a certificate in the form of Exhibit B certified by a Responsible Officer, showing that after giving effect thereto the Borrower shall be in compliance with the covenants in Section 8.17 and clause II(i) above.”

(mm) Section 8.13 is amended and restated in its entirety as follows:

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“8.13    Documentation Evidencing Long-Term Indebtedness and Governing Documents.

Amend or otherwise modify (a) any document, instrument and/or agreement evidencing any Long-Term Indebtedness of the Borrower to (i) modify the maturity date, or (ii) change any scheduled payments or mandatory prepayment dates or amounts, or (b) its Governing Documents, each without the prior written consent of the Administrative Agent.”

(nn) Section 8.17 is amended and restated in its entirety as follows:

“8.17  Financial Covenants.

(a)Minimum Tangible Net Worth.  Permit the combined Tangible Net Worth of the Borrower calculated as of the last day of any fiscal quarter of the Borrower to be less than the greater of (i) 21% of the sum of the then current Total Commitment plus the aggregate Seasonal Line Commitments and (ii) the sum of $23,000,000 plus to the extent positive, 50% of the Net Income for the most recently ended Fiscal Year (commencing with the Fiscal Year ending December 31, 2013);

(b)Leverage Ratio.  Permit the Leverage Ratio to be greater than 6.0 to 1.0 as of the last day of any fiscal quarter of the Borrower;

(c)Working Capital.  Permit the Working Capital of the Borrower calculated as of the last day of any fiscal quarter of the Borrower to be less than the sum of $18,000,000 plus to the extent positive, 50% of the Net Income for the most recently ended Fiscal Year (commencing with the Fiscal Year ending December 31, 2013);

(d)Consolidated Net Position.  Permit the Consolidated Net Position, at any time, for (i) any type of Grain Inventory individually to exceed at any time 100,000 bushels, or (ii) all Grain Inventory in the aggregate to exceed at any time 200,000 bushels; for purposes of this clause (d), corn and milo shall be considered the same type of Grain Inventory;

(e)Fixed Charge Coverage Ratio.  Permit the Fixed Charge Coverage Ratio for any consecutive four (4) fiscal quarter period to be less than 1.25 to 1.0 as of the last day of any fiscal quarter of the Borrower; and

(f)Maximum Long Term Capitalization.  Permit, as at the last day of any fiscal quarter of the Borrower, the ratio of Long-Term Indebtedness (excluding Indebtedness under this Agreement) to Long-Term Indebtedness plus Tangible Net Worth to be greater than 0.40 to 1.0.”

(oo) Section 8.19 is amended and restated in its entirety as follows:

“8.19  Maximum Capital Expenditures.

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Make, incur or commit to make (by way of the acquisition of securities of a Person or otherwise) any Capital Expenditures in excess of the following during the following periods:

Amount	Fiscal Year Ending
$15,000,000 in the aggregate	December 31, 2013
$15,000,000 in the aggregate	December 31, 2014
$8,000,000 in the aggregate	December 31, 2015
$8,000,000 in the aggregate	December 31, 2016

plus, for each such Fiscal Year, the amount of cash equity investments made by Parent in Borrower during such Fiscal Year (which cash equity investments are designated for purposes of this Agreement for use only on such Capital Expenditures); provided that the Capital Expenditure availability under this Section 8.19 for any Fiscal Year (excluding any “carry forward” availability from the prior Fiscal Year) that is not used by the Borrower or its Subsidiaries in such Fiscal Year may be “carried forward” to the next Fiscal Year, such “carry forward” availability to be used prior to utilization of the base Capital Expenditure availability in such next Fiscal Year.”

(pp) Section 9.1(d) is amended and restated in its entirety as follows:

“(d)  The Borrower shall default in the observance or performance of any other covenant or agreement contained in this Agreement or any other Loan Document (other than as provided in Section 9.1(a) through Section 9.1(c)), and such default shall continue unremedied for a period of fifteen (15) consecutive days from the earlier of (i) the date of delivery by the Administrative Agent to the Borrower of notice of the occurrence of such default or (ii) the date on which an officer of the Borrower knew or should have known of such default, provided, that in respect of Section 8.17, the Borrower shall be entitled to cure any non-compliance thereof by receiving sufficient cash equity Investments and delivering a new written calculation of the breached covenant (in form and substance satisfactory to the Administrative Agent) showing compliance therewith after giving effect to such cash equity Investments, within thirty (30) days after the test date provided for in each covenant therein, provided further, that during such thirty (30) day period, such non-compliance (as described under the immediately preceding proviso) shall not be a Default, but on the last day of such thirty (30) day period, if such cure shall not have been made in accordance with the foregoing, such non-compliance shall be an immediate Event of Default with no grace period, notwithstanding the fifteen (15) day grace period set forth above; or”.

(qq) The last paragraph of Section 9.1 is amended by inserting “and the Seasonal Line Commitments” after each reference to “Commitments”.

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(rr) Section 9.3 is amended and restated as follows:

“9.3  Application of Payments.

Except as expressly provided in this Agreement, all amounts received or recovered under this Agreement or any other Loan Document, the exercise of remedies by the Administrative Agent or the Collateral Agent under any of the Loan Documents, liquidation of collateral or otherwise, shall be applied for the benefit of the Secured Parties in the following manner (or as otherwise provided in the Swap Intercreditor Agreement):

(i) First, to the payment,  pro rata, of all Obligations consisting of out of pocket costs, reasonable expenses, reasonable fees, indemnities and other amounts payable to the Administrative Agent and the Collateral Agent in their respective capacities as such or incurred in connection with the administration, enforcement, preservation or exercise of any rights or remedies under this Agreement and the Loan Documents (including, without limitation, the reasonable fees and disbursements of their respective counsel and agents);

(ii) Second,  without duplication of amounts applied pursuant to clause First above, to the payment in full in cash, pro rata, of interest and fees constituting Obligations owing to Lenders (other than in their capacities as Swap Parties), in each case ratably in accordance with the respective amounts thereof then due and owing;

(iii) Third,  to the payment in full in cash, pro rata, of the principal amount of the Obligations owing to the Lenders (including, without limitation, principal of Loans, Reimbursement Obligations, and obligations to cash collateralize Credits) and any breakage, termination or other payments due to Swap Parties under Swap Contracts and any interest accrued thereon,  in each case ratably in accordance with the respective amounts thereof then due and owing;

(iv) Fourth, to the payment in full in cash, pro rata, of all other Obligations; and
(v) Fifth, the balance to the Borrower or whosoever shall be lawfully entitled thereto.”

(ll) Section 10.7 is amended by (i) inserting after “Commitment Percentages” the following “and Seasonal Line Commitment Percentages (both calculated based on the sum of the Total Commitment plus the aggregate Seasonal Line Commitments)” and (ii) inserting after “Commitments,” the following “the Seasonal Line Commitments,”.

(mm) Section 10.12(a) is amended and restated in its entirety as follows:

“(a)Each Lender hereby authorizes the Administrative Agent and the Collateral Agent to enter into each Repurchase Intercreditor Agreement on its behalf and agrees to be bound by the terms thereof.”

(nn) Section 11.1(a)(iii) is amended and restated in its entirety as follows:

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“(iii) increase the Commitment, the Seasonal Line Commitment, the Commitment Percentage or Seasonal Line Commitment Percentage of any Lender, without the written consent of such Lender, or”

(oo) Section 11.1(b) is amended and restated in its entirety as follows:

“(b) Notwithstanding anything to the contrary herein, any Lender that is a Defaulting Lender shall not have any right to approve or disapprove of any amendment, waiver or consent hereunder; provided,  however, except as otherwise provided in Section 4.17, (i) the Commitment and if applicable, the Seasonal Line Commitment of such Defaulting Lender may not be increased or extended without the consent of such Defaulting Lender, (ii) the Commitment Percentage and if applicable the Seasonal Line Commitment Percentage of such Defaulting Lender may not be increased without the consent of such Defaulting Lender, and (iii) no payment to such Defaulting Lender shall be decreased or postponed without the consent of such Defaulting Lender.”

(pp) New Section 11.1(e) is inserted after Section 11.1(d) as follows:

“(e) Notwithstanding anything to the contrary set forth in this Section 11.1, any amendment, waiver or modification of this Agreement or any other Loan Document that by its terms affects the rights or duties hereunder or thereunder of one Class of Lenders (but not the other Class of Lenders) may only be effected by an agreement in writing by the requisite percentage in interest of the affected Class of Lenders that would be required to consent thereto under this Section 11.1 if such Class of Lenders were the only Class of Lenders hereunder at the time.”

(qq) The addresses for notices to the Administrative Agent set forth in Section 11.2(a) are amended and restated in their entirety as follows:

“The Administrative Agent:BNP Paribas

787 Seventh Avenue

New York, New York 10019

Attention: Karlien Zumpolle

Fax:  212.340.5340

Phone: 212.841.2797

Email:

with a copy to:Emmet, Marvin & Martin, LLP

120 Broadway

New York, New York 10271

Attention: Stephen J. Angelson, Esq.

Fax: 212.238.3100

Phone: 212.238.3102

Email: ”

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(rr) Section 11.6(g) is amended by inserting after the reference to “Federal Reserve Bank” the following “or any other central bank”.
(ss) Section 11.7(a) is amended and restated in its entirety as follows:

“(a)(i) If any Lender (a “Benefited Lender”) shall at any time receive any payment of all or part of its Revolving Loans or Reimbursement Obligations, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 9.1(f), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender with a Commitment, if any, in respect of such other Lender’s Revolving Loans or Reimbursement Obligations, or interest thereon, such Benefited Lender shall purchase for cash from the other Lenders with Commitments a participating interest in such portion of each such other Lender’s Revolving Loans or Reimbursement Obligations, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders with Commitments; except that with respect to any Lender with a Commitment that is a Defaulting Lender by virtue of such Lender failing to fund its Commitment Percentage of any Revolving Loan, Swing Line Loan, LC Obligation, or participation therein, such Defaulting Lender’s pro rata share of the excess payment shall be allocated to the Lender (or the Lenders, pro rata) that funded such Defaulting Lender’s Commitment Percentage; provided,  however, that (i) if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned to the Benefited Lender, to the extent of such recovery, but without interest and (ii) the provisions of this Section 11.7(a)(i) shall not be construed to apply to (x) any payment made pursuant to and in accordance with the express terms of this Agreement (including, without limitation, Section 4.1 and Section 4.11 and the application of funds arising from the existence of a Defaulting Lender) or (y) any payment obtained by a Lender with a  Commitment as consideration for the assignment or sale of a participation in or other interest in any of its Loans (other than Seasonal Line Loans) and Reimbursement Obligations. The Borrower agrees that each Lender so purchasing a portion of another Lender’s Loan or Reimbursement Obligations may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

(ii) If any Seasonal Line Lender (a “Benefited Seasonal Line Lender”) shall at any time receive any payment of all or part of its Seasonal Line Loans or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 9.1(f), or otherwise), in a greater proportion than any such payment to or collateral received by any other Seasonal Line Lender, if any, in respect of such other Lender’s Seasonal Line Loans or interest thereon, such Benefited Seasonal Line Lender shall purchase for cash from the other Seasonal Line Lenders a participating interest in such portion of each such other Seasonal Line Lender’s Seasonal Line Loans, or shall provide such other Seasonal Line Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefited Seasonal Line Lender to share the excess payment or

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benefits of such collateral or proceeds ratably with each of the Seasonal Line Lenders; except that with respect to any Seasonal Line Lender that is a Defaulting Lender by virtue of such Lender failing to fund its Seasonal Line Commitment Percentage of any Seasonal Line Loan, such Defaulting Lender’s pro rata share of the excess payment shall be allocated to the Seasonal Line Lender (or the Seasonal Line Lenders, pro rata) that funded such Defaulting Lender’s Seasonal Line Commitment Percentage; provided,  however, that (i) if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Seasonal Line Lender, such purchase shall be rescinded, and the purchase price and benefits returned to the Benefited Seasonal Line Lender, to the extent of such recovery, but without interest and (ii) the provisions of this Section 11.7(a)(ii) shall not be construed to apply to (x) any payment made pursuant to and in accordance with the express terms of this Agreement (including, without limitation, Section 4.1 and Section 4.11 and the application of funds arising from the existence of a Defaulting Lender) or (y) any payment obtained by a Seasonal Line Lender as consideration for the assignment or sale of a participation in or other interest in any of its Seasonal Line Loans. The Borrower agrees that each Seasonal Line Lender so purchasing a portion of another Seasonal Line Lender’s Loan may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Seasonal Line Lender were the direct holder of such portion.”

(tt) The preamble to the Credit Agreement is amended by deleting “ABN AMRO CAPITAL USA LLC” and replacing it with “ING CAPITAL LLC” and all references in the Loan Documents to the Documentation Agent shall be references to ING CAPITAL LLC in such capacity.

(uu) Schedules 1.0B, 1.0C and 1.0H are amended and restated in its entirety as set forth on Annex A hereto.
(vv) Exhibits A and A-1 are amended as set forth on Annex B hereto.
(ww) Annex I and II are amended and restated in their entirety as set forth on Annex C hereto.
(xx) Exhibit G-1 is inserted after Exhibit G as set forth on Annex D hereto.
(yy) Exhibit B is amended and restated in its entirety as set forth on Annex E hereto.
(zz) Exhibit E-1 is inserted after Exhibit E as set forth on Annex F hereto.
SECTION 2. Departing and New Lender Provisions.
(a)

On the Effective Date (immediately prior to giving effect to this Third Amendment (and for the avoidance of doubt, each of the parties hereto acknowledges that the Departing Lenders (as defined below) shall not be deemed to have consented to any of the amendments to the Existing Credit Agreement set forth in Section 1 hereof and none of such amendments shall be effective until the requirements of this Section 2(a) have been satisfied)), the Borrower shall repay in full all outstanding Loans and other Obligations (including, without

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limitation, any amounts payable under Section 4.15 of the Credit Agreement in connection with such repayment) owing to ABN AMRO Capital USA LLC, U.S. Bank National Association, AGCountry Farm Credit Services, PCA and BOKF, N.A. d/b/a Bank of Oklahoma (together, the “Departing Lenders”) and upon such repayment, each Departing Lender shall cease to be a Lender, each Departing Lender’s Commitment shall terminate and each Departing Lender’s rights and obligations under the Loan Documents (and the rights under the Repurchase Intercreditor Agreement) shall terminate except for any such rights under Sections 4.13, 4.14 and 11.5 of the Credit Agreement and any other rights that expressly survive such termination.

(i)	All payments made under clause (i) above shall be retained solely by the Departing Lenders and shall not be subject to the pro rata sharing provisions set forth in the Loan Documents.
(b)

ING Capital LLC (the “New Lender”), has agreed to make its Commitment as governed by the Credit Agreement on the terms and subject to the conditions set forth therein and in this Third Amendment.    Effective upon the Effective Date (as defined in Section 3 below), the Commitments for each Lender (including the New Lender) shall be as set forth in Schedule 1.0B to the Credit Agreement.

(c)

The New Lender hereby agrees to make Revolving Loans to the Borrower and participate in Credits and Swing Line Loans for the account of, the Borrower, from time to time until the Termination Date in an aggregate principal amount at any one time outstanding not to exceed its Commitment (as set forth on Schedule 1.0B to the Credit Agreement).  From and after the Effective Date, the New Lender shall be a party to the Credit Agreement and, to the extent provided in this Agreement, have the rights and obligations of a Lender under the Credit Agreement and under the other Loan Documents and shall be bound by the provisions thereof.

(i)

The New Lender shall hold an undivided interest in and to (A) all the rights and obligations of a Lender under the Credit Agreement in connection with its new Commitment in the principal amount set forth on Schedule 1.0B to the Credit Agreement and (B) all rights and obligations of a Lender in connection therewith under the other Loan Documents.

(d)

The New Lender acknowledges and agrees that no Lender party to the Existing Credit Agreement  (A) has made any representation or warranty or shall have any responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Documents or any other instrument or document furnished pursuant thereto or in connection therewith or (B) has made any representation or warranty or has any responsibility with respect to the financial condition of the Borrower or any other obligor or the performance or observance by the Borrower or any obligor of any of their respective obligations under the Credit Agreement or any other Loan Documents or any other instrument or document furnished pursuant hereto or thereto.

(i)

The New Lender (A) represents and warrants that it is legally authorized to enter into this Third Amendment, (B) confirms that it has received a copy of the Existing Credit Agreement, together with copies of the financial statements delivered pursuant to

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Section 7.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Third Amendment, (C) agrees that it will, independently and without reliance upon the other Lenders or the Administrative Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto or in connection herewith or therewith, (D) appoints and authorizes the Administrative Agent and Collateral Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent and Collateral Agent by the terms thereof, together with such powers as are incidental thereto,  (E) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to subsection 4.14(f) of the Credit Agreement and (F) agrees that it will be bound by the provisions of the Repurchase Intercreditor Agreement.

SECTION 3. Effectiveness of Amendment.

This Third Amendment shall become effective on the date (the “Effective Date”) on which:

(a) each of the Borrower, the Administrative Agent, the Swing Line Lender, the Issuing Lender and the Lenders (including the Departing Lenders and the New Lender)  shall have duly executed this Third Amendment;

(b) the Borrower shall have paid to the Departing Lenders all amounts owing under Section 2(a) above;

(c) the Borrower shall have paid to the Administrative Agent for its own account in immediately available funds, the fees to be paid to BNP Paribas for its own account as set forth in the fee letter dated August 2, 2013 among the Administrative Agent, the Lead Arranger and the Borrower;

(d) the Borrower shall have paid to the Administrative Agent for the account of each Lender (other than Departing Lenders, but including the New Lender) a fully earned, non-refundable upfront fee in immediately available funds, in an amount for each Lender equal to such Lender’s Commitment (after giving effect to this Third Amendment) multiplied by (i) 0.75% if such Commitment is equal to or greater than $30,000,000 and (ii) 0.50% if such Commitment is less than $30,000,000;

(e) the Borrower shall have delivered to the Administrative Agent a  report as of the date hereof (in form and substance satisfactory to the Administrative Agent), setting forth each guarantee or other credit support provided by each Plant Entity for Indebtedness (or other liabilities) of the Parent and/or any Affiliate of the Parent or such Plant Entity, and the principal

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amount of such Indebtedness or liabilities so guaranteed or otherwise credit supported, certified as true and correct by a Responsible Officer; and

(f) the Borrower shall have delivered to the Administrative Agent such opinions of counsel and authorization and organizational documents, in each case as the Administrative Agent or the Lenders shall request.

SECTION 4. Effect of Amendment; Ratification; Representations; etc.

(a) On and after the Effective Date, this Third Amendment shall be a part of the Credit Agreement, all references to the Credit Agreement in the Credit Agreement and the other Loan Documents shall be deemed to refer to the Credit Agreement as amended by this Third Amendment, and the term “this Agreement”, and the words “hereof”,  “herein”,  “hereunder” and words of similar import, as used in the Credit Agreement, shall mean the Credit Agreement as amended hereby.

(b) Except as expressly set forth herein, this Third Amendment shall not constitute an amendment, waiver or consent with respect to any provision of the Credit Agreement and the Credit Agreement is hereby ratified, approved and confirmed in all respects.

(c) In order to induce the Administrative Agent and the Lenders to enter into this Third Amendment, each Borrower represents and warrants to the Administrative Agent and the Lenders that before and after giving effect to the execution and delivery of this Third Amendment:

(i) the representations and warranties of such Borrower set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects as if made on and as of the date hereof, except for those representations and warranties that by their terms were made as of a specified date which were true and correct on and as of such date; and

(ii) no Default or Event of Default has occurred and is continuing.

(d) Notwithstanding anything to the contrary contained in the Credit Agreement or in any other Loan Document, any Collateral or Loan Document which is or may be released (or terminated) upon termination of all Commitments (among other things) shall not be released until the Seasonal Line Commitments are also terminated and all Seasonal Line Loans shall have been repaid in full.

SECTION 5. Counterparts.

This Third Amendment may be executed by one or more of the parties to this Third Amendment on any number of separate counterparts (including by facsimile or email transmission of signature pages hereto), and all of said counterparts taken together shall be deemed to constitute one and the same agreement.  A set of the copies of this Third Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

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SECTION 6. Severability.

Any provision of this Third Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 7. GOVERNING LAW.

THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 8. WAIVERS OF JURY TRIAL.

EACH OF THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS THIRD AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the day and year first above written.

GREEN PLAINS GRAIN COMPANY LLC, as a Borrower

By:Green Plains Renewable Energy, Inc., its sole member

By:/s/ Patrich Simpkins

Name: Patrich Simpkins

Title: EVP Finance and Treasurer

GREEN PLAINS GRAIN COMPANY TN LLC, as a Borrower

By:Green Plains Grain Company LLC, its sole member

By:/s/ Patrich Simpkins

Name: Patrich Simpkins

Title: EVP Finance and Treasurer

GREEN PLAINS ESSEX INC.,
as a Borrower

By:/s/ Patrich Simpkins

Name: Patrich Simpkins

Title: EVP Finance and Treasurer

BNP PARIBAS, as Administrative Agent, Swing Line Lender, Issuing Lender and  a Lender

By:/s/ William B. Murray

Name: William B. Murray

Title: Managing Director

By:/s/ Karlien Zumpolle

Name: Karlien Zumpolle

Title: Vice President

BANK OF THE WEST, as a Lender

By:/s/ Charles Greenway

Name: Charles Greenway

Title: Vice President

ABN AMRO CAPITAL USA LLC, as a Departing Lender

By:/s/ Javier Ramirez

Name: Javier Ramirez

Title: Vice President

By:/s/ Urvashi Zutshi

Name: Urvashi Zutshi

Title: Managing Director

RABO AGRIFINANCE, INC., as a  Lender

By:/s/ Judy Cochran

Name: Judy Cochran

Title: Assistant Vice President

FARM CREDIT BANK OF TEXAS,  as a Lender

By:/s/ Alan Robinson

Name: Alan Robinson

Title: Vice President

U.S. BANK NATIONAL ASSOCIATION,  as a Departing Lender

By:/s/ Scott A. Meradith

Name: Scott A. Meradith

Title: Vice President

MACQUARIE BANK LIMITED,  as a Lender

By:/s/ Andrew McGrath

Name: Andrew McGrath

Title: Executive Director

By:/s/ Nathan Booker

Name: Nathan Booker

Title: Associate Director

(Macquarie POA Ref: #938 dated 22 November 2012, signed in Sydney)

AGCOUNTRY FARM CREDIT SERVICES, PCA,  as a Departing Lender

By:/s/ James F. Baltezore

Name: James F. Baltezore

Title: Vice President

BOKF, N.A. dba BANK OF OKLAHOMA, as a Departing Lender

By:/s/ J. Anderson

Name: J. Anderson

Title: Vice President

ING CAPITAL LLC, as the New Lender

By:/s/ Daniel W. Lamprecht

Name: Daniel W. Lamprecht

Title: Managing Director

ANNEX A

SCHEDULE 1.0B

Lenders, Commitments, and Applicable Lending Offices

Lender and Applicable Lending Office	Commitment
BNP Paribas Applicable Lending Office: 787 Seventh Avenue New York, New York 10019 Operations/Administrative Contact: Marla Jennings Phone: (214) 953-9314 Fax: (214) 969-9332 Email: marla.jennings@us.bnpparibas.com Account Officer: Karlien Zumpolle Phone: (214) 841-2797 Fax: (214) 969-9332 Email: karlien.zumpolle @us.bnpparibas.com	$22,500,000.00
Bank of the West Applicable Lending Office: 2001 Pine Lake Rd., Suite 350 Lincoln, NE 68512 Operations/Administrative Contact: Sandra Fox 1977 Saturn Street Monterey Park, CA 91755 Phone: (323) 727-3065 Email: sandra.fox@bankofthewest.com Account Officer: Charles Greenway Phone: (402) 473-0851 Email: charles.greenway@bankofthewest.com	$13,500,000.00
Rabo Agrifinance, Inc. Applicable Lending Office: 12443 Olive Blvd., Suite 50 St. Louis, MO 63141 Operations/Administrative Contact: Ty Beard/Brian Chackes (Participations Desk-Servicing; Re: Green Plains #10346400) Phone: (314) 817-8000 Email: agservicing@raboag.com Account Officer: Mark Reinert Phone: (970) 397-0859 Email: mark.reinert@raboag.com	$27,000,000.00
Farm Credit Bank of Texas Applicable Lending Office: 4801 Plaza on the Lake Drive Austin, TX 78746 Operations/Administrative Contact: Sarah Shumate Phone: (512) 465-0621 Email: sarah.shumate@farmcreditbank.com Account Officer: Alan Robinson Phone: (512) 465-0627 Email: alan.robinson@farmcreditbank.com	$20,000,000.00
Macquarie Bank Limited Applicable Lending Office: 1 Martin Place Sydney NSW 2000 Australia Operations/Administrative Contact: 125 West 55th Street New York, NY 10019 Paul Casey Phone: (212) 231-2122 Email: scfcollateralmanagement@macquarie.com Account Officer: Darren Muller Phone: (212) 231-2138 Email: darren.muller@macquarie.com	$15,000,000.00
ING Capital LLC Applicable Lending Office: 1325 Avenue of the Americas New York, NY 10019 Operations/Administrative Contact: 1325 Avenue of the Americas New York, NY 1 0019	$27,000,000.00
Frenklin Christian Phone: (646) 424-8244 Email: Account Officer: Evelin Herrera Phone: (646) 424-6457 Email:
Total:	$125,000,000.00

Schedule 1.0C

Approved Storage Locations

I.	Owned Storage Locations

(a) Iowa Locations
(1)	Everly (701 N Main St.)
(2)	Greenville (1111 Railroad Ave.)
(3)	Langdon (2980 254th Ave.)
(4)	Spencer (701 4th Ave. W)
(5)	Milford (1110 P Ave.)
(6)	Gruver (300 Agricultural Ave.)
(7)	Superior (603 Railroad Ave.)
(8)	Essex (411 North St.)
(b) Missouri Locations
(1)	Hopkins (Highway 148)
(c) Tennessee Locations
(1)	Como (10870 Highway 54)
(2)	Dyer (347 South Main St.)
(3)	Kenton (201 Church St.)
(4)	Trenton (102 Wilson St.)
(5)	Union City (315 W Martin Luther King Dr.)

II.	Leased Storage Locations (with an executed Landlord Waiver and Consent Agreement)

(a) Tennessee Locations
(1)	Peyton Harper – Trenton (25 Gibson Road)
(2)	Eric Partee – Trenton (408 W. Eaton St.)
(3)	Crop Production Services, Inc. – Union City (Tract 1, N Fifth St.)
(4)	Green Plains Obion LLC – Rives (1918 McDonald Road)

(b)Indiana Locations

(1)Green Plains Bluffton, LLC – 11441 S. Adams Street, Bluffton, IN 46714

Exhibit 10.3

SCHEDULE 1.0H

Counterparty Limits

I. Tier I — Greater than or equal to $7,000,000, but less than or equal to $15,000,000

Name

(a)	CHS/CHS Oilseed Processing
(b)	Tyson Foods Inc.
(c)	ADM
(d)	Lansing Grain
(e)	Cargill
(f)	Valero
(g)	Bunge Corporation
(h)	AGP

II. Tier II — Greater than $1,000,000, but less than $7,000,000

Name

(a)	Rembrandt Enterprises (Grain)
(b)	Lathrop Feed & Grain
(c)	Penn Pak Inc.
(d)	Bartlett Grain Co. LP
(e)	Cottonwood Trading
(f)	ADM Growmark
(g)	Central State Enterprises
(h)	Lifeline Foods Inc.
(i)	Marshall Durbin Company
(j)	Pilgrim's Pride Corporation
(k)	FC Feed Everly, Farnhamville
(l)	Interstate Commodities Inc.

III. Tier III — Less than or equal to $1,000,000

(a)	Any commodity contract counterparty that is not an Approved Commodity Contract Counterparty

IV.Plant Entities

	Plant Location	Ethanol Production Capacity (mmgy)	Counterparty Limit
Green Plains Bluffton LLC	Bluffton, Indiana	120	$10,000,000
Green Plains Central City LLC	Central City, Nebraska	100	$9,000,000
Green Plains Holdings II LLC	Lakota, Iowa	100	$9,000,000
Green Plains Obion LLC	Obion, Tennessee	120	$10,000,000
Green Plains Ord LLC	Ord, Nebraska	55	$5,000,000
Green Plains Otter Tail LLC	Otter Tail, Minnesota	60	$5,000,000
Green Plains Holdings II LLC	Riga, Michigan	60	$5,000,000
Green Plains Shenandoah LLC	Shenandoah, Iowa	65	$6,000,000
Green Plains Superior LLC	Superior, Iowa	60	$5,000,000
Green Plains Atkinson LLC	Atkinson, Nebraska	50	$5,000,000
Total		790	$69,000,000
	Subject to Aggregate Plant Entity Cap:		$50,000,000

ANNEX B

EXHIBIT A

FORM OF BORROWING BASE REPORT

Date:[_________], 20[__]

BNP Paribas, as Administrative Agent

787 Seventh Avenue

New York, New York 10019

Attention: Ms. Karlien Zumpolle

For:Credit Agreement, dated as of October 28, 2011

Ladies and Gentlemen:

This certificate is delivered pursuant to Section 6.1(d) and/or 7.2(c) of the Credit Agreement, as applicable, dated as of October 28, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Green Plains Grain Company LLC, Green Plains Grain Company TN LLC, and Green Plains Essex Inc. (collectively, jointly and severally, the “Borrower”), the Lenders from time to time parties thereto, BNP Paribas, as Administrative Agent and Collateral Agent (in such capacity, together with its successors and assigns, the “Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

The undersigned Responsible Officer hereby certifies to the Agent and the Lenders that:

(a)such Responsible Officer is qualified and acting in the office of the Borrower indicated below such Responsible Officer’s name below;

(b)the information reflected on the reports and schedules attached hereto are true and correct in all material respects as of the date hereof;

(c)the amounts indicated on Annex I attached hereto were, to the best of my knowledge, true and accurate as of the date of preparation;

(d) the Borrower has not exceeded the maximum allowed Consolidated Net Position for any type of Grain Inventory individually or all Grain Inventory in the aggregate;

(e)no Accounts Receivable owing by Plant Entities which are included in the Borrowing Base have been outstanding for more than seven (7) days from the original invoice date;

(f)with respect to each Plant Entity, (i) such Plant Entity is in compliance with all of its material agreements and obligations, (ii) such Plant Entity has not guaranteed or otherwise provided credit support for Indebtedness (or other liabilities) of the Parent and/or any Affiliate of the Parent or such Plant Entity in an aggregate principal amount (in respect of such Indebtedness or liabilities so guaranteed or otherwise credit supported) greater than its Guaranty Limit, (iii) no Plant Entity or combination of Plant Entities have guaranteed or otherwise provided credit support for Indebtedness (or other liabilities) of the Parent and/or any Affiliate of the Parent or such Plant Entity in an aggregate principal amount (in respect of such Indebtedness or liabilities so guaranteed or otherwise credit supported) greater than $50,000,000, (iv) no breach or other default has occurred and is continuing under any of such Plant Entity’s financing agreements or other material agreements, and  (v) there has been no development or event which has had or could reasonably be expected to have a material adverse effect on the business, assets, income, property, liabilities (actual or contingent), operations or condition (financial or otherwise), or prospects of such Plant Entity, such that, such Plant Entity would be required to provide notice of such development or event under any of such Plant Entity’s financing agreements or other material agreements;

(g)no Default or Event of Default has occurred and is continuing;

(h)no event or development which has had or could reasonably be expected to have a Material Adverse Effect has occurred; [;  and]

[(f)  the amounts indicated on the Position Report attached hereto as Annexes  III and IV, to the best of my knowledge, true and accurate as of the date of preparation.]

[Remainder of page intentionally blank; signature page follows.]

The foregoing certifications together with the supporting information and reports with respect to which this Borrowing Base Report is delivered, are made and delivered as of the date first written above.

GREEN PLAINS GRAIN COMPANY LLC, as a Borrower

By:Green Plains Renewable Energy, Inc., its sole member

By:

Name:

Title:

GREEN PLAINS GRAIN COMPANY TN LLC, as a Borrower

By:Green Plains Grain Company LLC, its sole member

By:

Name:

Title:

GREEN PLAINS ESSEX INC.,
as a Borrower

By:

Name:

Title:

c/o Green Plains Grain Company LLC
450 Regency Parkway, Suite 400
Omaha, Nebraska 68114
Attention: Mr. Jerry Peters
Fax: (402)  884-8776
Phone: (402)  315-1603
Email: jerry.peters@gpreinc.com

ANNEX I

TO

BORROWING BASE REPORT

Borrowing Base

As of [________], 20[__]

	Gross Value	Advance Rate	Borrowing Base Value
I. Collateral Type
1.Eligible Cash Collateral, less unpaid checks, overdrafts, or other unpaid amounts related thereto for which any Person has a prior unpaid claim, plus	$[_______]	100%	$[_______]
2.Eligible Net Liquidation Value in Brokerage Accounts, plus	$[_______]	100%	$[_______]
3.Eligible Net Liquidation Value in Third Party Brokerage Accounts, plus	$[_______]	90%	$[_______]
4.Eligible Accounts Receivable, plus	$[_______]	85%	$[_______]
5.Eligible Accounts Receivable that are backed by a letter of credit in a form and from an issuing bank, in each case, as approved by the Administrative Agent in its Permitted Discretion, plus	$[_______]	90%	$[_______]
6.Eligible Grain Inventory evidenced by warehouse receipts, plus	$[_______]	90%	$[_______]
7.Eligible Grain Inventory not evidenced by warehouse receipts, plus	$[_______]	85%	$[_______]
8.Eligible Non-Grain Inventory, subject to permitted product approval by the Administrative Agent, plus	$[_______]	75%	$[_______]
9.Eligible Affiliate Accounts Receivable, plus	$[_______]	85%	$[_______]
10.Eligible Grain Inventory In Transit (lesser of 10(a) or 10(b)), plus			$[_______]
(a) Unadjusted Eligible Grain Inventory In Transit	$[_______]	85%	$[_______]
(b) 10% of Borrowing Base	$[_______]
11.Eligible Net Unrealized Gain on Forward Contracts (lesser of 11(a) or 11(b))			$[_______]
ANNEX I - 1 (a) Unadjusted Eligible Net Unrealized Gain on Forward Contracts	$[_______]	75%	$[_______]
(b) 30% of Borrowing Base	$[_______]
12.Less, all payables related to Grain Inventory which are subject to any statutory liens	$[_______]	100%	$[_______]
13.Less, all prepayments from Borrower’s customers	$[_______]	100%	$[_______]
14.Less, the amount of any Obligations owed to a Swap Party under a Swap Contract with Borrower which Obligations are secured pursuant to the Security Agreement	$[_______]	100%	$[_______]
15.Less, the amount of any excess Eligible Accounts Receivable of Affiliates and Eligible Net Unrealized Gain on Forward Contracts of Affiliates over the applicable cap (15(d) minus 15(e), to the extent the difference is a positive number)		100%	$[_______]
(a) Eligible Affiliate Accounts Receivable	$[_______]	85%	$[_______]
(b) Intentionally omitted
(c) Eligible Net Unrealized Gain on Forward Contracts of Affiliates	$[_______]	75%	$[_______]
(d) Aggregate total of Eligible Accounts Receivable and Eligible Net Unrealized Gain on Forward Contracts of Affiliates (Sum of 15(a) plus 15(c))			$[_______]
(e) Applicable cap			$50,000,000
16.Total Collateral (Sum of I.1 through I.11, minus I.12 through I.15)			$[_______]
II. Extensions of Credit
1.Letters of Credit			$[_______]
2.Revolving Loans			$[_______]
3.Swing Line Loans			$[_______]
4. Seasonal Line Loans			$[_______]
5.Subtotal (II.1 + II.2 + II.3 + II.4)			$[_______]

ANNEX I - 2

ANNEX I - 3

ANNEX II

TO

BORROWING BASE REPORT

Enclosed with this Borrowing Base Report are all necessary schedules, supporting information, and reports with details for the above, pursuant to the requirements under Section 1.1 of the Credit Agreement.

ANNEX II - 1

ANNEX III

TO

BORROWING BASE REPORT

Position Report

A. Consolidated Net position for all Grain Inventory in the aggregate	bushels*
B. Net Position for each type of Grain Inventory individually
Corn	bushels*
Aggregate Long Position for Corn and Milo	bushels
Aggregate Short Position for Corn and Milo	bushels
Soybeans	bushels*
Aggregate Long Position for Soybeans	bushels
Aggregate Short Position for Soybeans	bushels
Wheat	bushels*
Aggregate Long Position for Wheat	bushels
Aggregate Short Position for Wheat	bushels

[Each other type of Grain Inventory that Borrower and/or any Subsidiary has contracted to sell (whether by sale of a contract on a commodities exchange or otherwise) or which the Borrower and/or any Subsidiary will deliver in an exchange or under a Swap Contact]

bushels*
[Aggregate Long Position for each other type of Grain Inventory individually]	bushels
[Aggregate Short Position for each other type of Grain Inventory individually]	bushels

ANNEX III - 1

*  If the Consolidated Net Position is an amount less than zero, it shall be expressed in each case as a positive number.

ANNEX III - 2

Exhibit 10.3

ANNEX IV

TO

BORROWING BASE REPORT

Summary of Commodity Repurchase Agreements

Type of Grain Inventory:		[_______]
1.	Aggregate number of bushels of [insert type of Grain Inventory listed above] subject to the commodity repurchase agreements.	bushels
2.	Initial selling price of [insert type of Grain Inventory listed above] subject to the commodity repurchase agreements.	$[________]
3.	Locations of [insert type of Grain Inventory listed above] subject to the commodity repurchase agreements.
(a) [insert name of Location 1]
[(b) insert name of Location 2, if necessary]

EXHIBIT A-1 - 1

EXHIBIT A - 1

FORM OF INTERIM BORROWING BASE REPORT

Date:[_________], 20[__]

BNP Paribas, as Administrative Agent

787 Seventh Avenue

New York, New York 10019

Attention: Ms. Karlien Zumpolle

For:Credit Agreement, dated as of October 28, 2011

Ladies and Gentlemen:

This certificate is delivered pursuant to the Credit Agreement, dated as of October 28, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Green Plains Grain Company LLC, Green Plains Grain Company TN LLC, and Green Plains Essex Inc. (collectively, jointly and severally, the “Borrower”), the Lenders from time to time parties thereto, BNP Paribas, as Administrative Agent and Collateral Agent (in such capacity, together with its successors and assigns, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

The undersigned Responsible Officer hereby certifies to the Administrative Agent and the Lenders that:

(a)such Responsible Officer is qualified and acting in the office of the Borrower indicated below such Responsible Officer’s name below;

(b)the information reflected on the reports and schedules attached hereto are true and correct in all material respects as of the date hereof (except as noted below);

(c)the amounts indicated on Annex I attached hereto were, to the best of my knowledge, true and accurate as of the date of preparation (except as noted below);

(d) the Borrower has not exceeded the maximum allowed Consolidated Net Position for any type of Grain Inventory individually or all Grain Inventory in the aggregate;

(e)no Accounts Receivable owing by Plant Entities which are included in the Borrowing Base have been outstanding for more than seven (7) days from the original invoice date;

(f)with respect to each Plant Entity, (i) such Plant Entity is in compliance with all of its material agreements and obligations, (ii) such Plant Entity has not guaranteed or otherwise provided credit support for Indebtedness (or other liabilities) of the Parent and/or any Affiliate of the Parent or such Plant Entity in an aggregate principal amount (in respect of such Indebtedness or liabilities so guaranteed or otherwise credit supported) greater than its Guaranty Limit, (iii) no

EXHIBIT A-1 - 2

Plant Entity or combination of Plant Entities have guaranteed or otherwise provided credit support for Indebtedness (or other liabilities) of the Parent and/or any Affiliate of the Parent or such Plant Entity in an aggregate principal amount (in respect of such Indebtedness or liabilities so guaranteed or otherwise credit supported) greater than $50,000,000, (iv) no breach or other default has occurred and is continuing under any of such Plant Entity’s financing agreements or other material agreements, and  (v) there has been no development or event which has had or could reasonably be expected to have a material adverse effect on the business, assets, income, property, liabilities (actual or contingent), operations or condition (financial or otherwise), or prospects of such Plant Entity, such that, such Plant Entity would be required to provide notice of such development or event under any of such Plant Entity’s financing agreements or other material agreements;

(g)no Default or Event of Default has occurred and is continuing; and

(h)no event or development which has had or could reasonably be expected to have a Material Adverse Effect has occurred.

 [Remainder of page intentionally blank; signature page follows.]

EXHIBIT A-1 - 3

The foregoing certifications together with the supporting information and reports with respect to which this Borrowing Base Report is delivered, are made and delivered as of the date first written above.

GREEN PLAINS GRAIN COMPANY LLC, as a Borrower

By:Green Plains Renewable Energy, Inc., its sole member

By:

Name:

Title:

GREEN PLAINS GRAIN COMPANY TN LLC, as a Borrower

By:Green Plains Grain Company LLC, its sole member

By:

Name:

Title:

GREEN PLAINS ESSEX INC.,
as a Borrower

By:

Name:

Title:

c/o Green Plains Grain Company LLC
450 Regency Parkway, Suite 400
Omaha, Nebraska 68114
Attention: Mr. Jerry Peters
Fax: (402)  884-8776
Phone: (402)  315-1603
Email: jerry.peters@gpreinc.com

EXHIBIT A-1 - 4

ANNEX I

TO

INTERIM BORROWING BASE REPORT

Borrowing Base

As of [________], 20[__]

	Gross Value	Advance Rate	Borrowing Base Value
I. Collateral Type
1.Eligible Cash Collateral (after giving effect to the proposed Extensions of Credit related to this Interim Borrowing Base Report), less unpaid checks, overdrafts, or other unpaid amounts related thereto for which any Person has a prior unpaid claim, plus	$[_______]	100%	$[_______]
2.Eligible Net Liquidation Value in Brokerage Accounts, plus	$[_______]	100%	$[_______]
3.Eligible Net Liquidation Value in Third Party Brokerage Accounts, plus	$[_______]	90%	$[_______]
4.Eligible Accounts Receivable, plus	$[_______]	85%	$[_______]
5.Eligible Accounts Receivable that are backed by a letter of credit in a form and from an issuing bank, in each case, as approved by the Administrative Agent in its Permitted Discretion, plus	$[_______]	90%	$[_______]
6.Eligible Grain Inventory evidenced by warehouse receipts, plus	$[_______]	90%	$[_______]
7.Eligible Grain Inventory not evidenced by warehouse receipts, plus	$[_______]	85%	$[_______]
8.Eligible Non-Grain Inventory, subject to permitted product approval by the Administrative Agent, plus	$[_______]	75%	$[_______]
9.Eligible Affiliate Accounts Receivable, plus	$[_______]	85%	$[_______]
10.Eligible Grain Inventory In Transit (lesser of 10(a) or 10(b)), plus			$[_______]
(a) Unadjusted Eligible Grain Inventory In Transit	$[_______]	85%	$[_______]
(b) 10% of Borrowing Base	$[_______]
11.Eligible Net Unrealized Gain on Forward Contracts (lesser of 11(a) or 11(b))			$[_______]
ANNEX I - 1 (a) Unadjusted Eligible Net Unrealized Gain on Forward Contracts	$[_______]	75%	$[_______]
(b) 30% of Borrowing Base	$[_______]
12.Less, all payables related to Grain Inventory which are subject to any statutory liens	$[_______]	100%	$[_______]
13.Less, all prepayments from Borrower’s customers	$[_______]	100%	$[_______]
14.Less, the amount of any Obligations owed to a Swap Party under a Swap Contract with Borrower which Obligations are secured pursuant to the Security Agreement	$[_______]	100%	$[_______]
15.Less, the amount of any excess Eligible Accounts Receivable of Affiliates and Eligible Net Unrealized Gain on Forward Contracts of Affiliates over the applicable cap (15(d) minus 15(e), to the extent the difference is a positive number)		100%	$[_______]
(a) Eligible Affiliate Accounts Receivable	$[_______]	85%	$[_______]
(b) Intentionally omitted
(c) Eligible Net Unrealized Gain on Forward Contracts of Affiliates	$[_______]	75%	$[_______]
(d) Aggregate total of Eligible Accounts Receivable and Eligible Net Unrealized Gain on Forward Contracts of Affiliates (Sum of 15(a) plus 15(c))			$[_______]
(e) Applicable cap			$50,000,000
16.Total Collateral (Sum of I.1 through I.11, minus I.12 through I.15)			$[_______]
II. Extensions of Credit (after giving effect to the proposed Extensions of Credit related to this Interim Borrowing Base Report)
1.Letters of Credit			$[_______]
2.Revolving Loans			$[_______]
3.Swing Line Loans			$[_______]
4. Seasonal Line Loans			$[_______]
5.Subtotal (II.1 + II.2 + II.3 + II.4)			$[_______]

ANNEX I - 2

ANNEX I - 3

ANNEX II

TO

INTERIM BORROWING BASE REPORT

Enclosed with this Borrowing Base Report are all necessary schedules, supporting information, and reports with details for the above, pursuant to the requirements under Section 1.1 of the Credit Agreement.

(A)	4

ANNEX C

ANNEX I

FORM OF NOTICE OF BORROWING

[Date]

BNP Paribas, as Administrative Agent

787 Seventh Avenue

New York, New York 10019

Attention: Ms. Karlien Zumpolle

Re:Green Plains Grain Company LLC, Green Plains Grain Company TN LLC, and Green Plains Essex Inc.

Ladies and Gentlemen:

This Notice of Borrowing is delivered to you pursuant to Sections 2.2(a) and 2.3(d) of the Credit Agreement dated as of October 28, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Green Plains Grain Company LLC, Green Plains Grain Company TN LLC, and Green Plains Essex Inc. (collectively, jointly and severally, the “Borrower”), the Lenders from time to time parties thereto, BNP Paribas, as Administrative Agent and Collateral Agent on behalf of the Lenders (in such capacity, together with its successors and assigns, the “Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

A. Request for a [Revolving Loan][Seasonal Line Loan]

1.	The Borrower hereby requests a [Revolving Loan][Seasonal Line Loan] in the amount of $[_______].

(A)	5

2.	The requested Borrowing Date is ___________, 20[__].
3.	The principal of such [Revolving Loan][Seasonal Line Loan] is due on or before ____________, 20[__].
4.	The [Revolving Loan][Seasonal Line Loan] will be a:

Base Rate Loan.  [Insert amount if portion is to be allocated between Loans with different rates of interest]

LIBO Rate Loan.  [Insert amount if portion is to be allocated between Loans with different rates of interest]

Combination of Base Rate Loan and LIBO Rate [Insert amount if portion is to be allocated between Loans with different rates of interest]

5.	The Interest Period for the LIBO Rate Loan will be:

one month.

two months.

three months.

six months.

B.  Request for a Swing Line Loan

1.	The Borrower hereby requests a Swing Line Loan in the amount of $[_______].
2.	The Borrower will use the proceeds of the requested Swing Line Loan for the purposes described below:

3.	The requested Borrowing Date is ___________, 20[__].
4.	The principal of such Swing Line Loan is due on or before ____________, 20[__].

(A)	6

5.	The Swing Line Loan will be a Base Rate Loan.

The Borrower hereby represents and warrants, as of the date hereof and as of the date the Extension of Credit being requested hereby is made, before and after giving effect to the making of such Extension of Credit, that (i) each of the representations and warranties made by the Borrower in or pursuant to the Loan Documents is true and correct on and as of such dates as if made on and as of such dates, except for those representations and warranties that by their terms were made as of a specified date, which shall be true and correct, on and as of such specified date, (ii) no Default or Event of Default has occurred and is continuing, (iii) neither the Total Commitment nor the Borrowing Base have been exceeded,  and (iv) with respect to each Plant Entity, (A) less than twenty-five percent (25%) of the outstanding Accounts Receivable owing from such Plant Entity to the Borrower are  past due,  (B)  such Plant Entity is in full compliance with all financial covenant requirements under any of such Plant Entity’s financing agreements or other material agreements, (C) no breach or other default has occurred and is continuing under any of such Plant Entity’s financing agreements or other material agreements and (D)  there has been no development or event which has had or could reasonably be expected to have a material adverse effect on the business, assets, income, property, liabilities (actual or contingent), operations or condition (financial or otherwise), or prospects of such Plant Entity, such that, such Plant Entity would be required to provide notice of such development or event under any of such Plant Entity’s financing agreements or other material agreements.

 [Remainder of page intentionally blank; signature page follows.]

(A)	7

The Borrower has caused this Notice of Borrowing to be executed and delivered, and the certification and warranties contained herein to be made, by its duly authorized officer(s) this [__] day of [___________], 20[__].

GREEN PLAINS GRAIN COMPANY LLC, as a Borrower

By:Green Plains Renewable Energy, Inc., its sole member

By:

Name:

Title:

GREEN PLAINS GRAIN COMPANY TN LLC, as a Borrower

By:Green Plains Grain Company LLC, its sole member

By:

Name:

Title:

GREEN PLAINS ESSEX INC.,
as a Borrower

By:

Name:

Title:

(A)	[Green Plains] Promissory Note

ANNEX II

FORM OF NOTICE OF CONTINUATION/CONVERSION

[Date]

BNP Paribas, as Administrative Agent

787 Seventh Avenue

New York, New York 10019

Attention: Ms. Karlien Zumpolle

Re:Green Plains Grain Company LLC, Green Plains Grain Company TN LLC, and Green Plains Essex Inc.

Ladies and Gentlemen:

This Continuation/Conversion is delivered to you pursuant to Section 4.4 of the Credit Agreement dated as of October 28, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Green Plains Grain Company LLC, Green Plains Grain Company TN LLC, and Green Plains Essex Inc. (collectively, jointly and severally, the “Borrower”), the Lenders from time to time parties thereto, BNP Paribas, as Administrative Agent and Collateral Agent on behalf of the Lenders (in such capacity, together with its successors and assigns, the “Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

The Borrower hereby requests that on [________], 20[__] (the “Continuation/Conversion Date”):

1.$[____] of the presently outstanding principal amount of the [Revolving Loans][Seasonal Line Loans] originally made on [____________], 20[__].

2.all presently being maintained as [Base Rate Loans] [LIBO Rate Loans],

3.be [converted into] [continued as],

-  9  -

4.[LIBO Rate Loans having an Interest Period of [one/two/three or (other than with respect to Seasonal Line Loans)/six] [month[s]]] [Base Rate Loans].

The undersigned hereby certifies that, on the date hereof, and on the proposed Continuation/Conversion Date, both before and after giving effect thereto and to the application of the proceeds therefrom, the foregoing [conversion] [continuation] complies with the terms and conditions of the Credit Agreement (including, without limitation, Section 4.4 of the Credit Agreement).

The undersigned hereby certifies that, on the date hereof, and on the proposed Continuation/Continuation Date, both before and after giving effect thereto and to the application of the proceeds therefrom, no Event of Default has occurred and is continuing.

[Remainder of page intentionally blank; signature page follows.]

-  10  -

The Borrower has caused this Notice of Continuation/Conversion to be executed and delivered, and the certification and warranties contained herein to be made, by its duly authorized officer(s) this [___] day of [_____________], 20[__].

GREEN PLAINS GRAIN COMPANY LLC, as a Borrower

By:Green Plains Renewable Energy, Inc., its sole member

By:

Name:

Title:

GREEN PLAINS GRAIN COMPANY TN LLC, as a Borrower

By:Green Plains Grain Company LLC, its sole member

By:

Name:

Title:

GREEN PLAINS ESSEX INC.,
as a Borrower

By:

Name:

Title:

-  11  -

ANNEX D

EXHIBIT G-1

FORM OF SEASONAL LINE NOTE

$[__________][____________], 20[__]

1. FOR VALUE RECEIVED, Green Plains Grain Company LLC, a Delaware limited liability company, Green Plains Grain Company TN LLC,  a Delaware limited liability company, and Green Plains Essex Inc., an Iowa corporation (collectively, jointly and severally, the “Borrower”), hereby unconditionally promises to pay to the order of [__________], a [____________] (“Lender”), in immediately available funds, the principal amount of [__________________] DOLLARS ($[_________]), or so much of that sum as may be advanced under this promissory note (this “Note”), plus interest as specified in this Note.  This Note evidences a loan (“Loan”) from the Lender to the Borrower.

2. This Note is (i) one of the Notes referred to in that certain Credit Agreement, dated as of October 28, 2011 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the lenders party thereto from time to time (each a “Lender” and collectively the “Lenders”), BNP Paribas, as Administrative Agent (in such capacity, together with its successors and assigns, the “Agent”), (ii) entitled to the benefits thereof, (iii) secured as provided for therein, and (iv) subject to optional and mandatory prepayment in whole or in part as provided therein.  Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

3. All amounts payable under this Note, including interest payable on the unpaid principal amount hereof from time to time commencing from the date of disbursement at the rates per annum and on the dates, as provided in the Credit Agreement until paid in full (both before and after judgment), are payable in lawful money of the United States during normal business hours of the Lender at the office of the Agent or at such other place as the Lender from time to time may designate.  Checks constitute payment only when collected.

4. The holder of this Note is authorized to record the date and amount of each Seasonal Line Loan made by the Lender pursuant to Section 4.1 of the Credit Agreement, the date and amount of each payment or prepayment of principal thereof on the schedule annexed hereto and constituting a part hereof, or on a continuation thereof which shall be annexed hereto and constitute a part hereof, and, absent manifest error, any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded, provided, that failure of the Lender to make any such recordation (or any error in such recordation) shall not affect the obligations of the Borrower under this Note or under the Credit Agreement.

5. Upon the occurrence of any one or more Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

-  12  -

6. The Borrower expressly waives diligence, presentment, protest, demand, and other notices of any kind.
7. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, WITHOUT REFERENCE TO THE PRINCIPLES OF CONFLICTS OF LAWS OF THAT STATE.

8. If any lawsuit, reference or arbitration is commenced which arises out of or relates to this Note, the Loan Documents or the Loan, the prevailing party shall be entitled to recover from each other party such sums as the court, referee or arbitrator may adjudge to be reasonable attorneys’ fees in the action, reference or arbitration, in addition to costs and expenses otherwise allowed by law.  In all other situations, including any matter arising out of or relating to any Insolvency Proceeding, the Borrower agrees to pay all of Lender’s reasonable costs and expenses, including attorneys’ fees, which may be incurred in enforcing or protecting Lender’s rights or interests.  From the time(s) incurred until paid to Lender, all such sums shall bear interest at the default rate provided in Section 4.3(c) of the Credit Agreement.

9. The Borrower agrees that the holder of this Note may accept additional or substitute security for this Note, or release any security or any party liable for this Note, in each case without affecting the liability of Borrower under this Note.

10. If Lender delays in exercising or fails to exercise any of its rights under this Note, that delay or failure shall not constitute a waiver of any of Lender’s rights, or of any breach, default or failure of condition of or under this Note.  No waiver by Lender of any of its rights, or of any such breach, default or failure of condition shall be effective, unless the waiver is expressly stated in a writing signed by Lender.  All of Lender’s remedies in connection with this Note or under applicable law shall be cumulative, and Lender’s exercise of any one or more of those remedies shall not constitute an election of remedies.

11. This Note inures to and binds the successors and assigns of the Borrower and Lender; provided,  however, that the Borrower may not assign this Note or any Loan funds, or assign or delegate any of its rights or obligations, without the prior written consent of Lender in each instance.

12. As used in this Note, the terms “Lender,” “holder” and “holder of this Note” are interchangeable.  As used in this Note, the word “include(s)” means “include(s), without limitation,” and the word “including” means “including, but not limited to.”

13. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of page intentionally blank; signature pages follow.]

-  13  -

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed and delivered as of the day and year first above written.

BORROWER:

GREEN PLAINS GRAIN COMPANY LLC, as a Borrower

By:Green Plains Renewable Energy, Inc., its sole member

By:

Name:

Title:

GREEN PLAINS GRAIN COMPANY TN LLC, as a Borrower

By:Green Plains Grain Company LLC, its sole member

By:

Name:

Title:

GREEN PLAINS ESSEX INC.,
as a Borrower

By:

Name:

Title:

c/o Green Plains Grain Company LLC
450 Regency Parkway, Suite 400
Omaha, Nebraska 68114
Attention: Mr. Jerry Peters
Fax: (402)  884-8776
Phone: (402)  315-1603
Email: jerry.peters@gpreinc.com

(A)	[Signature Page to Promissory Note]

Schedule to Note

Date	Amount of Loan	Interest Rate	Amount of Principal Repaid	Unpaid Principal Balance of Loans	Notation Made By
[______]	$[________]	[___]%	$[________]	$[________]
[______]	$[________]	[___]%	$[________]	$[________]
[______]	$[________]	[___]%	$[________]	$[________]
[______]	$[________]	[___]%	$[________]	$[________]
[______]	$[________]	[___]%	$[________]	$[________]
[______]	$[________]	[___]%	$[________]	$[________]
[______]	$[________]	[___]%	$[________]	$[________]
[______]	$[________]	[___]%	$[________]	$[________]
[______]	$[________]	[___]%	$[________]	$[________]

ANNEX E

EXHIBIT B

FORM OF COMPLIANCE CERTIFICATE

Reference is made to the Credit Agreement dated as of October 28, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Green Plains Grain Company LLC, Green Plains Grain Company TN LLC, and Green Plains Essex Inc. (collectively, jointly and severally, the “Borrower”), the Lenders from time to time parties thereto, BNP Paribas, as Administrative Agent and Collateral Agent on behalf of the Lenders (in such capacity, together with its successors and assigns, the “Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

The undersigned does hereby certify that he/she is a Responsible Officer of the Borrower, and that as such is authorized to execute this Compliance Certificate on behalf of the Borrower, and DOES HEREBY FURTHER CERTIFY on behalf of the Borrower that:

1.This Compliance Certificate is given pursuant to Section 7.2(b) and/or 8.6 of the Credit Agreement, as applicable.

2.He/she has reviewed the terms of the Credit Agreement and has made a detailed review of the transactions and conditions of the Borrower during the accounting period(s) covered by the financial statements with respect to which this Compliance Certificate is being delivered;

3.The examination described in paragraph 2 above did not disclose, and he/she has no notice or knowledge of the existence of, any condition or event which constitutes a Default or Event of Default during or at the end of the accounting period covered by the financial statements with respect to which this Compliance Certificate is being delivered or as of the date of this Compliance Certificate, except as set forth below:

List, in detail, the nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, is taking, or proposes to take with respect to each such condition or event:

_______________________________________________

_______________________________________________

4.The representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof, as though made on and as of the date hereof, except for those representations and warranties that by their terms were made as of a specified date, which are true and correct on and as of such specified date.

5.The Borrower has observed or performed and is in compliance with all of the covenants and other agreements contained in the Credit Agreement and the other Loan

Documents and all conditions in the Credit Agreement and the other Loan Documents to be observed, performed or satisfied by it have been observed, performed or satisfied.

6.The financial statements with respect to which this Compliance Certificate is being delivered fairly present the Borrower’s financial condition, results of operations and cash flows in accordance with GAAP (subject to normal year-end audit adjustments and absence of footnotes).

7.As of the date of the financial statements with respect to which this Compliance Certificate is being delivered, (i) the amount of the “present fair saleable value” of the assets of the Borrower exceeds the amount of all “liabilities of the Borrower contingent or otherwise”, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (ii) the present fair saleable value of the assets of the Borrower are greater than the amount that will be required to pay the liabilities of the Borrower on its respective debts as such debts become absolute and matured, (iii) the Borrower does not have an “unreasonably small amount of capital” with which to conduct its respective businesses, as such quoted term is determined in accordance with applicable U.S. federal and state Laws governing the determination of insolvency of debtors and (iv) the Borrower will be able to pay their respective debts as they mature. For purposes of this paragraph 7, “debt” means “liability on a claim”, “claim” means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured and (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

8.As of the date of the financial statements with respect to which this Compliance Certificate is being delivered, the Tangible Net Worth of the Borrower was $[________]. The minimum required Tangible Net Worth of the Borrower is the greater of (i) 21% of the sum of the then current Total Commitment plus the aggregate Seasonal Line Commitments and (ii) the sum of $23,000,000 plus to the extent positive, 50% of the Net Income for the most recently ended Fiscal Year (commencing with the Fiscal Year ending December 31, 2013). The Borrower is [not] in compliance with this requirement.

9.As of the date of the financial statements with respect to which this Compliance Certificate is being delivered the Leverage Ratio was [__] to 1.0. The maximum permitted Leverage Ratio is 6.0 to 1.0. The Borrower is [not] in compliance with this requirement.

10.As of the date of the financial statements with respect to which this Compliance Certificate is being delivered, the Working Capital of the Borrower was $[______]. The minimum required Working Capital of the Borrower is the sum of $18,000,000 plus to the extent positive, 50% of the Net Income for the most recently ended Fiscal Year (commencing with the Fiscal Year ending December 31, 2013). The Borrower is [not] in compliance with this requirement.

11.The maximum allowed Consolidated Net Position of the Borrower is 100,000 bushels for each type of Grain Inventory individually, and 200,000 bushels under for all Grain

Inventory in the aggregate.  For purposed of this paragraph no. 11, corn and milo shall be considered the same type of Grain Inventory. As of the date of the financial statements with respect to which this Compliance Certificate is being delivered, the Borrower is [not] in compliance with this requirement.

12.As of the date of the financial statements with respect to which this Compliance Certificate is being delivered, the Fixed Charge Coverage Ratio of the Borrower was [____]:1. The minimum allowed Fixed Charge Coverage Ratio of the Borrower for any consecutive four (4) fiscal quarter period is 1.25 to 1 as of the last day of any fiscal quarter of the Borrower. The Borrower is [not] in compliance with this requirement.

13.As of the date of the financial statements with respect to which this Compliance Certificate is being delivered, the ratio of Long-Term Indebtedness (excluding Indebtedness under the Credit Agreement) to Long-Term Indebtedness plus Tangible Net Worth was [____]:1.  The maximum allowed ratio of Long-Term Indebtedness (excluding Indebtedness under this Agreement) to Long-Term Indebtedness plus Tangible Net Worth is 0.40 to 1.0 as of the last day of any fiscal quarter of the Borrower.  The Borrower is [not] in compliance with this requirement.

14.(a) As of the date of the financial statements with respect to which this Compliance Certificate is being delivered, the Borrower has made Capital Expenditures during the current Fiscal Year in the aggregate amount of $[______].

(b) Of the aggregate sum of Capital Expenditures reported in clause (a) above, $[______] are cash equity investments made by Parent in Borrower during the current Fiscal Year (which cash equity investments are designated for use only on such Capital Expenditures).

(c)  Of the aggregate sum of Capital Expenditures reported in clause (a) above, $[______] was used as “carry-forward” availability from the prior Fiscal Year.

(d)  The aggregate sum of Capital Expenditures reported in clause (a) above may not exceed [$15,000,000 during the Fiscal Year ending December 31, 2013] [$15,000,000 during the Fiscal Year ending December 31, 2014] [$8,000,000 during the Fiscal Year ending December 31, 2015] [$8,000,000 during the Fiscal Year ending December 31, 2016] plus,  the amount set forth in clause (b) above plus the amount set forth in clause (c) above.  The Borrower is [not] in compliance with this requirement.

15.(a) After the Closing Date, as of the date of the financial statements with respect to which this Compliance Certificate is being delivered, the Borrower has made, incurred, assumed, or suffered to exist Investments in the aggregate amount of $[______].

(b) Of the aggregate sum of Investments reported in clause (a) above, $[______] are cash equity investments made by Parent in Borrower from and after the Closing (which cash equity investments are designated for use only on such Investments).

(c) The aggregate sum of Investments after the Closing Date reported in clause (a) above minus the aggregate sum of Investments reported in clause (b) above may not exceed $1,000,000.  The Borrower is [not] in compliance with this requirement.

16.As of the date of the financial statements with respect to which this Compliance Certificate is being delivered, the aggregate principal amount of Indebtedness of Borrower under commodity repurchase agreements related to physical inventory was $[_________].  The maximum aggregate principal amount of Indebtedness of Borrower under commodity repurchase agreements related to physical inventory is $50,000,000. The Borrower is [not] in compliance with this requirement.

17. The Borrower has entered into commodity repurchase agreements with each of the contract counterparties listed on Annex 5 hereto.  Borrower may only enter into commodity repurchase agreements with Approved Repurchase Contract Counterparty and shall have entered into a Repurchase Intercreditor Agreement with the Collateral Agent on terms and conditions satisfactory to the Administrative Agent.  The Borrower is [not] in compliance with this requirement.

18.Enclosed with this Compliance Certificate is all necessary supporting information and reports with details for the above.

19.Attached hereto as Annex 7 is a report as of the date hereof (in form and substance satisfactory to the Administrative Agent), setting forth each guarantee or other credit support provided by each Plant Entity for Indebtedness (or other liabilities) of the Parent and/or any Affiliate of the Parent or such Plant Entity, and the principal amount of such Indebtedness or liabilities so guaranteed or otherwise credit supported, certified as true and correct by a Responsible Officer.

[Remainder of page intentionally blank; signature page follows.]

The foregoing certifications together with the financial statements with respect to which this Compliance Certificate is delivered, in support of this Compliance Certificate, are made and delivered this [__] day of [_________], 20[__].

GREEN PLAINS GRAIN COMPANY LLC, as a Borrower

By:Green Plains Renewable Energy, Inc., its sole member

By:

Name:

Title:

GREEN PLAINS GRAIN COMPANY TN LLC, as a Borrower

By:Green Plains Grain Company LLC, its sole member

By:

Name:

Title:

GREEN PLAINS ESSEX INC.,
as a Borrower

By:

Name:

Title:

Annex 1 to Compliance Certificate

Tangible Net Worth

Calculation

1.	Total Assets of the Borrower	$
2.	Total Liabilities of the Borrower	$
3.	To the extent included in the calculation of 1 above:

(a) the total book value of the Total Assets of the Borrower properly classified as intangible assets under GAAP, including such items as goodwill, trademarks, trade names, service marks, brand names, copyrights, patents and licenses, rights with respect to the foregoing, and organizational or developmental expenses

$
	(b) any subscriptions receivable	$

(c) loans by Borrower to, investments in and receivables and other obligations from Borrower’s Capital Securities holders, Subsidiaries, other Affiliates, officers, employees or directors of the Borrower not in the ordinary course of business

$
	(d) any treasury stock	$
	(e) sum of (a)+(b)+(c)+(d)	$
4.	Tangible Net Worth of the Borrower (1 – 2 – 3(e))	$

IS TEST PASSED  (i.e., is 4 greater than or equal to the greater of (i) 21% of the sum of the then current Total Commitment plus the aggregate Seasonal Line Commitments and (ii) the sum of $23,000,000 plus to the extent positive, 50% of the Net Income for the most recently ended Fiscal Year (commencing with the Fiscal Year ending December 31, 2013)?

[ ]Yes [ ]No

Annex 1 to Compliance Certificate

Annex 2 to Compliance Certificate

Leverage Ratio

Calculation

1.	The amount which, in accordance with GAAP, would be set forth opposite the caption “total liabilities” on the balance sheet of Borrower for such period.	$
2.	Tangible Net Worth of the Borrower (Item 4 from Annex 1)	$
3.	Leverage Ratio	______: 1
	IS TEST PASSED (i.e., is 3 less than 6.0 to 1.0)?	[ ]Yes [ ]No

* Supporting financial information to be attached.

Annex 2 to Compliance Certificate

Annex 3 to Compliance Certificate

Working Capital

Calculation

1.	Current Assets of the Borrower	$
2.	Current Liabilities of the Borrower	$
3.	To the extent included in the calculation of 1 above:	$

(a) the total book value of the Total Assets of the Borrower properly classified as goodwill, trademarks, trade names, service marks, brand names, copyrights, patents and licenses, rights with respect to the foregoing, and organizational or developmental expenses

$
	(b) any subscriptions receivable	$

(c) loans by Borrower to, investments in and receivables and other obligations from Borrower’s Capital Securities holders, Subsidiaries, other Affiliates, officers, employees or directors of the Borrower not in the ordinary course of business

$
	(d) any treasury stock	$
	(e) sum of (a)+(b)+(c)+(d)	$
4.	Working Capital of the Borrower (1 – 2 – 3(e))	$

IS TEST PASSED  (i.e., is 4 greater than or equal to the sum of $18,000,000 plus to the extent positive, 50% of the Net Income for the most recently ended Fiscal Year (commencing with the Fiscal Year ending December 31, 2013))?

[ ]Yes [ ]No

* Supporting financial information to be attached.

Annex 3 to Compliance Certificate

Annex 4 to Compliance Certificate

Fixed Charge Coverage Ratio

Calculation

A.	EBITDA of Borrower (A.1 + A.2)	$_____________
1.	Net Income (1(a) – 1(b) – 1(c) – 1(d))	$_____________
	(a) the net income (or loss) of the Borrower;*	$________

(b) (i) any net non-cash gain or loss during such period arising from the sale, exchange, retirement, or other disposition of capital assets (such term to include all fixed assets and all securities) other than in the ordinary course of business, and (ii) the cumulative effect of any change in GAAP.

$________
	(c) the net income of any Person accrued prior to the date it becomes a Subsidiary of, or has merged into or consolidated with, Borrower or another Subsidiary	$________

(d) the net income of any Person in which Borrower or any of its Subsidiaries has an equity interest in, but which Person is not Borrower, except to the extent of the amount of dividends or other distributions actually paid to Borrower during such period

$________
2.	To the extent reflected as a charge in the statement of Net Income (2(a) + 2(b) + 2(c) + 2(d) + 2(e) – 2(f))	$_____________
	(a) income tax expense;	$________
	(b) Interest Expense;	$________
	(c) depreciation and amortization expense;	$________
	(d) any write-down of noncurrent assets	$________
	(e) the EBITDA of any Person accrued prior to the date it becomes a Subsidiary of, or has merged into or consolidated with Borrower or another Subsidiary	$________

(f) the net income of any Person in which Borrower or any of its Subsidiaries has an equity interest in, but which Person is not a Borrower, except to the extent of the amount of dividends or other distributions actually paid to Borrower during such period

$________
B.	Cash equity investments received by Borrower from Parent, net of any and all dividends and distributions made by the Borrower to the Parent, during the applicable period.	$_____________
C.	All expenditures made by Borrower during such period that should be classified as a maintenance capital expenditure	$_____________
D.	Actual interest expense of working capital financings	$_____________
E.	Debt Service Payments (E.1 + E.2)	$_____________
1.	Actual scheduled principal payments made on Long-Term Indebtedness	$_____________
2.	Actual Interest Expenses on Long-Term Indebtedness incurred during any period, as shown on the combined financial statements of the Borrower.	$_____________
F.	Debt Service Coverage Ratio (A + B – (C + D)) : E	$_____________
	IS TEST PASSED (i.e., is F less than 1.25:1)?	[ ]Yes [ ]No

Annex 4 to Compliance Certificate

Annex 4 to Compliance Certificate

Annex 5 to Compliance Certificate

Summary of Grain Inventory Subject to Commodity Repurchase Agreements

*Provided for each type of Grain Inventory individually.

A.	Type of Grain Inventory:	[_______]
1.	Name of contract counterparty with which Borrower has entered into commodity repurchase agreements.	[_______]
2.	Is contract counterparty an Approved Repurchase Contract Counterparty?	[ ]Yes [ ]No
3.	Has contract counterparty entered into a Repurchase Intercreditor Agreement with the Collateral Agent?	[ ]Yes [ ]No
4.	Aggregate number of bushels of [insert type of Grain Inventory listed above] subject to the commodity repurchase agreements.	bushels
5.	Initial selling price of [insert type of Grain Inventory listed above] subject to the commodity repurchase agreements.	$[________]
6.	Locations of [insert type of Grain Inventory listed above] subject to the commodity repurchase agreements.
(a) [insert name of Location 1]
[(b) insert name of Location 2, if necessary]
7. TOTAL INDEBTEDNESS FOR ALL COMMODITY REPURCHASE AGREEMENTS COVERING [insert type of Grain Inventory listed above]		$[________]

[__].	Type of Grain Inventory:	[_______]
1.	Name of contract counterparty with which Borrower has entered into commodity repurchase agreements.	[_______]
2.	Is contract counterparty an Approved Repurchase Contract Counterparty?	[ ]Yes [ ]No
3.	Has contract counterparty entered into a Repurchase Intercreditor Agreement with the Collateral Agent?	[ ]Yes [ ]No
4.	Aggregate number of bushels of [insert type of Grain Inventory listed above] subject to the commodity repurchase agreements.	bushels
5.	Initial selling price of [insert type of Grain Inventory listed above] subject to the commodity repurchase agreements.	$[________]
6.	Locations of [insert type of Grain Inventory listed above] subject to the commodity repurchase agreements.
(a) [insert name of Location 1]
[(b) insert name of Location 2, if necessary]
7. TOTAL INDEBTEDNESS FOR ALL COMMODITY REPURCHASE AGREEMENTS COVERING [insert type of Grain Inventory listed above]		$[________]

AGGREGATE AMOUNT OF INDEBTEDNESS FOR ALL COMMODITY REPURCHASE AGREEMENTS	$[________]
IS TEST PASSED (i.e., is A.7 plus [__].7 less than or equal to $50,000,000)?	$[________]

Annex 6 to Compliance Certificate

Long Term Capitalization Ratio

Calculation

1.	Long-Term Indebtedness (excluding Indebtedness

under the Credit Agreement) $_______________

2.	Tangible Net Worth (Item 4 from Annex 1)$_______________

3.	Long-Term Capitalization Ratio (1:1+2)______________:1

IS TEST PASSED (i.e., is 3 less than 0.40:1)?

*Supporting financial information to be attached.

Annex 7 to Compliance Certificate

[Plant Entity Guarantee Report]

To be attached.

ANNEX F

EXHIBIT E-1

FORM OF SEASONAL LINE AGREEMENT

SEASONAL LINE AGREEMENT, dated as of [______], 20[__] (this “Agreement”), prepared pursuant to Section 4.1(c) of the Credit Agreement dated as of October 28, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Green Plains Grain Company LLC (“GPG”), Green Plains Grain Company TN LLC (“GPG TN”), and Green Plains Essex Inc. (“GPE”) (collectively, jointly and severally, the “Borrower”), the Lenders from time to time parties thereto, BNP Paribas, as Administrative Agent and Collateral Agent (in such capacity, together with its successors and assigns, the “Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

RECITALS

Pursuant to Section 4.1(c) of the Credit Agreement, the undersigned Lenders parties to the Credit Agreement (the “Existing Seasonal Line Lenders”) and the undersigned Persons not party to the Credit Agreement (the “New Seasonal Line Lenders” and, together with the Existing Seasonal Line Lenders, the “Seasonal Line Lenders”), have agreed to make available their Seasonal Line Commitments as governed by the Credit Agreement on the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Administrative Agent and the Seasonal Line Lenders hereby agree as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.
SECTION 9. Seasonal Line Commitment Agreement.

(a) Each Seasonal Line Lender party to this Agreement hereby agrees to make Seasonal Line Loans to the Borrower, from time to time in accordance with Section 4.1(c) until the end of the applicable Seasonal Line Commitment Period in an aggregate principal amount at any one time outstanding not to exceed its respective Seasonal Line Commitment (as set forth on Schedule 1), such agreement to be effective as of the Seasonal Line Effective Date.  From and after the Seasonal Line Effective Date, New Seasonal Line Lender shall be a party to the Credit Agreement and, to the extent provided in this Agreement, have the rights and obligations of a Lender under the Credit Agreement and under the other Loan Documents and shall be bound by the provisions thereof.

(b) With respect to the Seasonal Line Commitments, each Seasonal Line Lender shall hold an undivided interest in and to (A) all the rights and obligations of a Lender under the Credit Agreement in connection with its Seasonal Line Commitment in the principal amount set forth on Schedule 1 hereto and (B) all rights and obligations of a Lender in connection therewith under the other Loan Documents.

SECTION 10. Seasonal Line Commitments. Effective upon the Seasonal Line Effective Date, the Seasonal Line Commitments for each Seasonal Line Lender shall be as set forth in Schedule 1.
SECTION 11. Conditions Precedent. This Agreement shall become effective upon the satisfaction of the following conditions precedent (the “Seasonal Line Effective Date”):
(a) Seasonal Line Documents. The Administrative Agent shall have received (each of the following documents being referred to herein as a “Seasonal Line Document”):
(i) this Agreement, executed and delivered by a duly authorized officer of the Borrower and each Seasonal Line Lender,

(ii) for the account of each Lender requesting the same, a Note of the Borrower conforming to the requirements of the Credit Agreement, and reflecting the Seasonal Line Commitment of such Lender after giving effect to this Agreement, executed by a duly authorized officer of such Borrower, and

(iii) a reaffirmation of each of the Security Documents, executed and delivered by a duly authorized officer of the Borrower, with a counterpart or a conformed copy for each Lender.
(b) Secretary’s Certificate.

(i) The Administrative Agent shall have received a secretary’s certificate dated as of the Seasonal Line Effective Date, substantially in the form provided by GPG, GPG TN, and GPE on the Closing Date, with appropriate insertions and attachments, satisfactory in form and substance to the Administrative Agent, executed by the Secretary of each of GPG, GPG TN, and GPE.

(ii) The Administrative Agent shall have received a secretary’s certificate dated as of the Seasonal Line Effective Date for each Subsidiary Guarantor, substantially in the form provided by Borrower on the Closing Date, with appropriate insertions and attachments, satisfactory in form and substance to the Administrative Agent, executed by the Secretary of such Subsidiary Guarantor.

(c) Consent of Board of Directors.  The Administrative Agent shall have received a true and complete copy of a Consent of the appropriate authority of each of GPG, GPG TN, and GPE, certified as of the date hereof as a complete and correct copy thereof and in full force and effect on the Seasonal Line Effective Date by the Secretary of each of GPG, GPG TN, and GPE and shall be in form and substance satisfactory to the Administrative Agent.

(d) Good Standing Certificates.  The Administrative Agent shall have received certificates dated as of a recent date from the Secretary of State or other appropriate authority, evidencing the good standing of each Loan Party (i) in the jurisdiction of its organization and (ii) in each other jurisdiction where its ownership, lease or operation of property or the conduct of its business requires it to qualify as a foreign Person.

(e) Consents, Licenses and Approvals.  The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower either (i) attaching copies of all Consents (each such Consent to be in form and substance satisfactory to the Administrative Agent) and stating that such Consents are in full force and effect or (ii) stating that no such Consents are so required.

(f) Legal Opinions.  The Administrative Agent shall have received, with a counterpart for each Seasonal Line Lender, the executed legal opinion of [_________], counsel to the Borrower and each Subsidiary Guarantor organized under the laws of a State of the United States and any other legal opinions requested by the Administrative Agent. Such legal opinions shall cover such matters incident to the transactions contemplated by this Agreement as the Administrative Agent and the Seasonal Line Lenders may reasonably require.

(g) Material Adverse Change.  There has been no change in the facts or information regarding the Borrower that was represented to the Administrative Agent and the Lenders by the Borrower that could reasonably be expected to be materially adverse to the Administrative Agent and the Lenders.

(h) Other Conditions. Each of the other conditions to the Seasonal Line Effective Date provided in Section 4.1(c) of the Credit Agreement.

SECTION 12. Representations and Warranties.  To induce the undersigned Lenders to enter into this Agreement, the Borrower hereby represents and warrants to the undersigned Lenders that, after giving effect to the Seasonal Line Commitments and the other modifications to the Credit Agreement provided for herein, the representations and warranties contained in the Credit Agreement and the other Loan Documents will be true and correct as if made on such date, except for those representations and warranties that by their terms were made as of a specified date which shall be true and correct on and as of such date, and that no Default or Event of Default shall have occurred and be continuing.

SECTION 13. Disclaimer.  Each Seasonal Line Lender acknowledges and agrees that no Lender party to the Credit Agreement (i) has made any representation or warranty and shall have no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Documents or any other instrument or document furnished pursuant thereto or in connection therewith; (ii) has made any representation or warranty and has any responsibility with respect to the financial condition of the Borrower or any other obligor or the performance or observance by the Borrower or any obligor of any of their respective obligations under the Credit Agreement or any other Loan Documents or any other instrument or document furnished pursuant hereto or thereto.  Each Seasonal Line Lender represents and warrants that it is legally authorized to enter into this Agreement, and each New Seasonal Line Lender (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to Section 7.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the other Lenders or the Administrative Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto or in connection herewith or therewith; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (iv) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to Section 4.14(f) of the Credit Agreement.

SECTION 14. No Other Amendments or Waivers.  Except as expressly amended or waived hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, without any waiver, amendment or modification of any provision thereof.

SECTION 15. Counterparts.  This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Signatures hereto that are faxed or scanned into portable document format (“.pdf”) shall be of the same force and effect as an original of a manually signed copy.

SECTION 16. Applicable Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the law of the state of New York.

[Remainder of page intentionally blank; signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

GREEN PLAINS GRAIN COMPANY LLC, as a Borrower

By:Green Plains Renewable Energy, Inc., its sole member

By:

Name:

Title:

GREEN PLAINS GRAIN COMPANY TN LLC, as a Borrower

By:Green Plains Grain Company LLC, its sole member

By:

Name:

Title:

GREEN PLAINS ESSEX INC.,
as a Borrower

By:

Name:

Title:

BNP PARIBAS,

as Administrative Agent

By:

Name:

Title:

By:

Name:

Title:

EXISTING SEASONAL LINE LENDERS:

[NAME OF LENDER]

By:

Name:

Title:

[NAME OF LENDER]

By:

Name:

Title:

NEW SEASONAL LINE LENDERS:

[NAME OF LENDER]

By:

Name:

Title:

Schedule I to

Seasonal Line Agreement

EXISTING SEASONAL LINE LENDERS, NEW SEASONAL LINE LENDERS AND SEASONAL LINE COMMITMENTS

Seasonal Line Lender	Lending Office	Seasonal Line Commitment